Exhibit 10.7
                                                                   ------------



                                    ANNEX I



                                       TO



                          MASTER REPURCHASE AGREEMENT


                       SUPPLEMENTAL TERMS AND CONDITIONS


                         DATED AS OF DECEMBER 21, 2004


                                    BETWEEN


                            ANTHRACITE FUNDING, LLC,
                                   AS SELLER


                                      AND


               DEUTSCHE BANK, AG, CAYMAN ISLANDS BRANCH, AS BUYER

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----

1        OTHER APPLICABLE ANNEXES.............................................1

2        ADDITIONAL AND SUBSTITUTE DEFINITIONS................................1

3        INITIATION; CONFIRMATION; TERMINATION; FEES.........................21

4        MARGIN MAINTENANCE..................................................30

5        INCOME PAYMENTS AND PRINCIPAL PAYMENTS..............................32

6        SECURITY INTEREST...................................................34

7        PAYMENT, TRANSFER AND CUSTODY.......................................35

8        SALE, TRANSFER, HYPOTHECATION OR PLEDGE OF PURCHASED SECURITIES.....42

9        SUBSTITUTION........................................................43

10       REPRESENTATIONS.....................................................44

11       NEGATIVE COVENANTS OF SELLER........................................48

12       AFFIRMATIVE COVENANTS OF SELLER.....................................49

13       SINGLE-PURPOSE ENTITY...............................................52

14       EVENTS OF DEFAULT; REMEDIES.........................................54

15       RECORDING OF COMMUNICATIONS.........................................60

16       NOTICES AND OTHER COMMUNICATIONS....................................60

17       NON-ASSIGNABILITY...................................................60

18       CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.......................61

19       NO RELIANCE.........................................................62

20       INDEMNITY...........................................................62

21       DUE DILIGENCE.......................................................63

22       SERVICING...........................................................64

23       MISCELLANEOUS.......................................................65

                             EXHIBITS AND SCHEDULES

SCHEDULE I-A Original Purchase Percentages, CF Sweep Purchase Percentages, Buyer's Margin Percentages and
                      Applicable Spreads
EXHIBIT I             Form of Confirmation
EXHIBIT II            Authorized Representatives of Seller
EXHIBIT III           Monthly Reporting Package
EXHIBIT IV            Form of Custodial Delivery
EXHIBIT V             Form of Power of Attorney
EXHIBIT VI Representations and Warranties Regarding Individual Purchased Loans and Purchased Securities
EXHIBIT VII           Collateral Information
EXHIBIT VIII          Advance Procedure
EXHIBIT IX            Form of Re-Direction Letter

                                   ANNEX I TO
                          MASTER REPURCHASE AGREEMENT


                       Supplemental Terms and Conditions
                       ---------------------------------

         This Annex I forms a part of the Master Repurchase Agreement dated as of December 21, 2004, between Anthracite Funding, LLC, as seller, and Deutsche Bank AG, Cayman Islands Branch, as buyer (the "Agreement"). Capitalized terms used in this Annex I without definition shall have the respective meanings assigned to such terms in the Agreement. This Annex I is intended to supplement the Agreement and shall, wherever possible, be interpreted so as to be consistent with the Agreement; however, in the event of any conflict or inconsistency between the provisions of this Annex I, on the one hand, and the provisions of the Agreement, on the other, the provisions of this Annex I shall govern and control. All references in the Agreement to "the Agreement" shall be deemed to mean and refer to the Agreement, as supplemented and modified by this Annex I or as otherwise modified after the date hereof.

1        OTHER APPLICABLE ANNEXES

         In addition to this Annex I, the following Annexes and any Schedules thereto shall form a part of the Agreement and shall be applicable thereunder:

         Annex II - Names and Addresses for Communications Between Parties.

2        ADDITIONAL AND SUBSTITUTE DEFINITIONS

         (a) In addition to the terms defined in the Agreement, the following terms shall have the respective meanings set forth below:

                  "Accepted Servicing Practices" shall mean with respect to any Purchased Loan, those mortgage servicing practices of prudent mortgage loan servicers which service mortgage or other commercial loans of the same type as such Purchased Loan in the jurisdiction where the related Mortgaged Property is located.

                  "Accelerated Repurchase Date" shall have the meaning specified in Section 14(b)(i) of this Annex I.

                  "Affiliate" shall mean, when used with respect to any specified Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person. Control shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative thereto; provided, however, with respect to Seller, no Person shall be deemed an Affiliate of Seller due to such Person's having Blackrock Financial Management as such Person's manager.

                  "Agreement" shall have the meaning specified in the introductory paragraph of this Annex I.

                  "Alternative Rate" shall have the meaning specified in
         Section 3(g) of this Annex I.

                  "Alternative Rate Transaction" shall mean, with respect to any Pricing Rate Period, any Transaction with respect to which the Pricing Rate for such Pricing Rate Period is determined with reference to the Alternative Rate.

                  "Applicable Spread" shall mean, with respect to a Transaction involving Purchased Securities in any Rating Category and/or Purchased Loans in any Collateral Type Grouping,

                           (i) so long as no Event of Default shall have
                  occurred and be continuing, the incremental per annum rate (expressed as a number of "basis points", each basis point being equivalent to 1/100 of 1%) specified in Schedule I-A attached to this Annex I as being the "Applicable Spread" for Purchased Securities in such Rating Category or Purchased Loans, in such Collateral Type Grouping, and

                           (ii) after the occurrence and during the continuance
                  of an Event of Default, the applicable incremental per annum rate described in clause (i) of this definition, plus 400 basis points (4.0%).

                  "Assignment of Leases" shall mean with respect to any Purchased Loan, any assignment of leases, rents and profits or equivalent instrument, whether contained in the related Mortgage or executed separately, assigning to the holder or holders of such Mortgage all of the related Mortgagor's interest in the leases, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of the related Mortgaged Property as security for repayment of such Purchased Loan.

                  "Assignment of Mortgage" shall mean, with respect to any Mortgage, an assignment of the mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related property is located to reflect the assignment and pledge of the Mortgage.

                  "Business Day" shall mean a day other than (i) a Saturday or Sunday, or (ii) either (a) with respect to a US Loan, a day in which the New York Stock Exchange or banks in the State of New York or Illinois are authorized or obligated by law or executive order to be closed or (b) with respect to an English Loan, a day on which banks in London, England are closed for interbank or foreign exchange transactions. When used with respect to a Reset Date, a "Business Day" shall mean a day on which banks in London, England are closed for interbank or foreign exchange transactions.

                  "Buyer" shall mean Deutsche Bank AG, Cayman Islands Branch, or any successor.

                  "Cash Management Account" shall mean a segregated interest bearing account, in the name of Buyer, established at the Depository.

                  "CF Sweep Event" shall mean, with respect to any Purchased Security or Purchased Loan as of any date, a determination by Buyer in the exercise of its good faith business judgment that (i) the Repurchase Price of such Purchased Security or such Purchased Loan as of such date exceeds (ii) the product obtained by multiplying the Market Value of such Purchased Security or Purchased Loan as of such date by the "CF Sweep Purchase Percentage" for such Purchased Security or Purchased Loan, as set forth in Schedule I-A attached to this Annex I.

                  "CF Sweep Purchase Percentage" shall mean, with respect to any Transaction as of any day, the "CF Sweep Purchase Percentage" specified for the applicable Rating Category or Collateral Type Grouping in Schedule I-A attached to this Annex I.

                  "Change of Control" shall mean any of the following events have occurred:

                           (i) BlackRock Financial Management shall cease to
                  act as the external manager of the Sponsor with exclusive responsibility for the Sponsor's investment decision-making;

                           (ii) any two of Messrs. Chris Milner, Richard Shea
                  or Laurence Fink shall cease to occupy the senior managerial position each such Person occupies as of the date of the Agreement at BlackRock Financial Management (or a comparable senior managerial position at BlackRock Financial Management acceptable to the Buyer); or

                           (iii) a merger, reorganization or consolidation of
                  the Sponsor where the successor entity is not the Sponsor as of the Closing Date.

                  "Collateral" has the meaning given to that term in Section 6 of this Annex I.

                  "Collateral Information" shall mean, with respect to each Purchased Loan, the information set forth in Exhibit VII attached hereto.

                  "Collateral Type Grouping" shall mean, with respect to the Eligible Loans, any of the types of Eligible Loans listed in Schedule I-A attached to this Annex I.

                  "Collection Period" shall mean (i) with respect to the first Remittance Date in any month, the period beginning on but excluding the last Cut-off Date in the month preceding the month in which such Remittance Date occurs and continuing to and including the Cut-off Date immediately preceding such Remittance Date and (ii) with respect to the second Remittance Date in any month, the period beginning on but excluding the first Cut-off Date in the month in which such Remittance Date occurs and continuing to and including the Cut-off Date immediately preceding such Remittance Date.

                  "Credit Gain" shall mean, with respect to the Purchased Securities in any Rating Category, any gain in value of such Purchased Securities as determined by Buyer in the exercise of its good faith business judgment (including, without limitation, as a result of any bond rating upgrade affecting such Purchased Securities).

                  "Credit Loss" shall mean, with respect to the Purchased Securities in any Rating Category, (i) any loss in value of such Purchased Securities as determined by Buyer in the exercise of its good faith business judgment (including, without limitation, as a result of any realized loss (as such term or any comparable term is defined or otherwise used in the Securitization Document for such Purchased Securities)), (ii) any appraisal reduction (as such term or any comparable term is defined in the Securitization Document for such Purchased Securities), or (iii) any Purchased Security experiences a rating downgrade or is placed on credit watch for possible downgrade or with negative implications or other similar status and, with respect to any Purchased Loans, any loss in value of such Purchased Loans as determined by Buyer in the exercise of its good faith business judgment (including, without limitation, as a result of any losses in connection with a foreclosure).

                  "Custodial Agreement" shall mean the Custodial Agreement, dated as of December 21, 2004, by and among the Custodian, the Seller and the Buyer.

                  "Custodial Delivery" shall mean the form executed by Seller in order to deliver the Purchased Loan Schedule and the Purchased Loan File to Buyer or its designee (including the Custodian) pursuant to
         Section 7, a form of which is attached hereto as Exhibit IV.

                  "Custodian" shall mean LaSalle Bank National Association or any successor Custodian appointed by Buyer with the prior written consent of Seller (which consent shall not be unreasonably withheld or delayed).

                  "Cut-off Date" shall mean the second Business Day preceding each Remittance Date.

                  "DB Securitization" shall mean a securitization (including, but not limited to, a real estate mortgage investment conduit (or REMIC), re-REMIC, re-securitization or collateralized debt obligation (or CDO) transaction) where Deutsche Bank Securities Inc. or its Affiliate is acting as lead manager and book runner where the Seller or an Affiliate of the Seller contributes Purchased Securities or Purchased Loans that were previously subject to Transactions.

                  "Default" shall mean any event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default.

                  "Deficit Cure Amount" shall mean, with respect to any Purchased Security or any Purchased Loan as of any date, the amount (expressed in United States Dollars) obtained by dividing (i) the Repurchase Price of such Purchased Security or Purchased Loan as of such date by (ii) the "Original Purchase Percentage" for the Rating Category for such Purchased Security or Collateral Type Grouping for such Purchased Loan, as set forth in Schedule I-A attached to this Annex I.

                  "Depository" shall mean LaSalle Bank National Association or any successor Depository appointed by Buyer with the prior written consent of Seller (which consent shall not be unreasonably withheld or delayed).

                  "Diligence Materials" shall mean the Preliminary Due Diligence Package together with the Supplemental Due Diligence List.

                  "Draft Appraisal" shall mean a short form appraisal, "letter opinion of value," or any other form of draft appraisal reasonably acceptable to Buyer.

                  "Early Repurchase Date" shall have the meaning specified in
         Section 3(d) of this Annex I.

                  "Eligible Loans" shall mean any of the following types of performing loans, which performing loans are acceptable to Buyer in the exercise of its good faith business judgment and are secured directly or indirectly by or the payments on which are derived from a property that may include, but not be limited to, multifamily, retail, office, warehouse, or hospitality property (or any other property type acceptable to Buyer in the exercise of its good faith business judgment, but excluding in all cases undeveloped land) that is located in the United States of America, its territories or possessions, or England, Wales, Northern Ireland or Scotland or another jurisdiction (provided, that with respect to (1) any performing loans located in a jurisdiction other than the United States of America, its territories or possessions, or England, Wales, Northern Ireland or Scotland or (2) any performing loans described in clauses (iii)(y) or (iv)(y) below which are located in England, Wales, Northern Ireland or Scotland, such loans must be approved by Buyer in its sole discretion as contemplated in Section 3(a) hereto):

                           (i) subject to the following proviso, performing
                  commercial mortgage loans secured by first liens on multifamily or commercial properties which satisfy the following criteria (referred to on Schedule 1-A as the "1st Lien--Low Leverage" Collateral Type Grouping):

                                    (a) LTV determined by Buyer for the
                           Mortgaged Property securing directly such loan (including for purposes of this calculation, such loan but excluding any loan junior to such loan and secured directly or indirectly by the related Mortgaged Property) does not exceed 70%; and

                                    (b) the underwritten debt service coverage
                           ratio at the related Purchase Date as determined by Buyer in the exercise of its good faith business judgment (giving effect to any cash reserves and letters of credit acceptable to Buyer which are substituted for such cash reserves) for the Mortgaged Property securing directly such loan (including for purposes of this calculation, such loan but excluding any loan junior to such loan and secured directly or indirectly by the related Mortgaged Property) is not less than 1.35x,

                           (ii) subject to the following proviso, performing
                  commercial mortgage loans secured by first liens on multifamily or commercial properties which satisfy the following criteria (referred to on Schedule 1-A as the "1st Lien--Other" Collateral Type Grouping):

                                    (a) LTV determined by Buyer for the
                           Mortgaged Property securing directly such loan (including for purposes of this calculation, such loan but excluding any loan junior to such loan and secured directly or indirectly by the related Mortgaged Property) does not exceed 75%;

                                    (b) the underwritten debt service coverage
                           ratio at the related Purchase Date as determined by Buyer in the exercise of its good faith business judgment (giving effect to any cash reserves and letters of credit acceptable to Buyer which are substituted for such cash reserves) for the Mortgaged Property securing directly such loan (including for purposes of this calculation, such loan but excluding any loan junior to such loan and secured directly or indirectly by the related Mortgaged Property) is not less than 1.25x; and such loan is not of the type which satisfies the criteria set forth in clause (i)(a) and (i)(b) above, provided, that with respect to any Eligible Loan of the type described in this clause (ii) which has an LTV in excess of 75% and which Buyer accepts for inclusion in a Transaction, Buyer shall in good faith consider administering such Eligible Loan as two Eligible Loans with the portion of such Eligible Loan equal to 75% LTV treated as an Eligible Loan of the type described in this clause (ii) and the balance of such Eligible Loan up to a LTV of 85% (or 90% in the determination of the Buyer in its sole and absolute discretion) treated as an Eligible Loan of the type described in clause (iv) below),

                           (iii) (x) loans secured by second liens in, junior
                  participation interests in or junior notes in performing commercial mortgage loans secured by first liens in multifamily or commercial properties or (y) performing mezzanine loans secured by pledges of the entire equity ownership interests (or the applicable lesser ownership interest approved by Buyer in its sole discretion) in entities that directly or indirectly own multifamily or commercial properties (or participation interests in such performing mezzanine loans), each of which satisfy the following criteria (referred to on Schedule 1-A as the "2nd Lien/B-Note/Mezzanine Loan/Participation--Low Leverage"
                  Collateral Type Grouping):

                                    (a) LTV determined by Buyer for the
                           Mortgaged Property from which payments on such loan, participation, junior note or mezzanine loan are derived (including for purposes of this calculation, such loan, participation, junior note or mezzanine loan and any loan senior to such loan, participation, junior note or mezzanine loan and secured directly or indirectly by the related Mortgaged Property and excluding any more junior loan or participation) does not exceed 75%; and

                                    (b) the underwritten debt service coverage
                           ratio at the related Purchase Date as determined by Buyer in the exercise of its good faith business judgment (giving effect to any reserves and letters of credit acceptable to Buyer which are substituted for such cash reserves) for the Mortgaged Property from which payments on such loan, participation, junior note or mezzanine loan are derived (including for purposes of this calculation, such loan, participation, junior note or mezzanine loan and any loan senior to such loan, participation, junior note or mezzanine loan and secured directly or indirectly by the related Mortgaged Property and excluding any more junior loan or participation) is not less than 1.30x,

                           (iv) (x) loans secured by second liens in, junior
                  participation interests in or junior notes in performing commercial mortgage loans secured by first liens in multifamily or commercial properties or (y) performing mezzanine loans secured by pledges of the entire equity ownership interests (or the applicable lesser ownership interest approved by Buyer in its sole discretion) in, or preferred equity ownership interests in, entities that directly or indirectly own multifamily or commercial properties (or participation interests in such performing mezzanine loans), each of which satisfy the following criteria (referred to on Schedule 1-A as the "2nd Lien/B-Notes/Mezzanine Loan/Participation/Preferred
                  Equity--Other" Collateral Type Grouping):

                                    (a) LTV determined by Buyer for the
                           Mortgaged Property from which payments on such loan, participation interest, junior note, mezzanine loan or ownership are derived or securing indirectly such loan, participation interest, junior note, mezzanine loan or ownership (including for purposes of this calculation, such loan, participation interest, junior note, mezzanine loan or ownership and any loan senior to such loan, participation interest, junior note, mezzanine loan or ownership and secured directly or indirectly by the related Mortgaged Property and excluding any more junior loan or participation) exceeds 75% but does not exceed 85% (or 90%, in the determination of the Buyer in its sole and absolute discretion);

                                    (b) the underwritten debt service coverage
                           ratio at the related Purchase Date as determined by Buyer (giving effect to any reserves and letters of credit acceptable to Buyer which are substituted for such cash reserves) for the property securing indirectly such loan, participation interest, junior note, mezzanine loan or ownership (including for purposes of this calculation, such loan, participation interest, junior note, mezzanine loan or ownership and any loan senior to such loan, participation interest, junior note, mezzanine loan or ownership and secured directly or indirectly by the related Mortgaged Property and excluding any more junior loan or participation) is not less than 1.15x; and

                                    (c) such loan, participation interest,
                           junior note, mezzanine loan or ownership is not of the type which satisfies the criteria set forth in clause (iii)(a) and (iii)(b) above.

                  "Eligible Securities" shall mean performing commercial mortgage-backed securities that (A) (i) either (a) have a rating of "CCC" (or its equivalent) or higher from any Rating Agency or (b) are unrated securities, in each case with respect to this clause (b) issued in a conduit commercial mortgage-backed securities offering, which securities are acceptable to Buyer in the exercise of its good faith business judgment provided, that "Eligible Securities" shall exclude securities derived from the re-securitization (including for this purpose "re-REMIC") of Eligible Securities and (ii) are denominated in United States Dollars or (B) (i) have a rating of "B-" (or its equivalent) or higher from any Rating Agency and (ii) are denominated in United Kingdom Sterling or another currency, approved by Buyer in its sole discretion as contemplated in Section 3(a).

                  "English Loan" shall mean any Eligible Loan governed by English law and secured (inter alia) by Mortgaged Property located in England, Wales, Northern Ireland or Scotland.

                  "English Loan Supplement" shall mean the Master Repurchase Agreement English Loan Supplement dated hereof and made between the
         (1) the Seller and (2) the Buyer.

                  "Environmental Report" shall have the meaning specified in paragraph 12 of Exhibit VI.

                  "Equity" shall mean, with respect to each Purchased Loan or Purchased Security, the amount (not less than zero) equal to the Market Value of such Purchased Loan or Purchased Security minus the related Repurchase Price.

                  "Equity Deficit" shall mean the amount (not less than zero) equal to the Minimum Seller's Equity Requirement minus the Seller's Equity.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and, as of the relevant date, any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                  "ERISA Affiliate" means any corporation or trade or business that is a member of any group of organizations (i) described in
         Section 414(b) or (c) of the Code of which Seller is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(l1) of the Code and the lien created under
         Section 302(f) of ERISA and Section 412(n) of the Code, described in
         Section 414(m) or (o) of the Code of which Seller is a member.

                  "Exit Fee" shall mean the fee payable by the Seller either:

                           (x) pursuant to Section 3(d) of this Annex I in the
                  event Seller terminates a Transaction on demand and repurchases any Purchased Loan or any Purchased Security, or

                           (y) pursuant to Section 14(a)(iii) of this Annex I
                  if an Event of Default on the part of Seller occurs and Buyer disposes of any Purchased Loan or any Purchased Security,

                           in each case of (x) or (y), in an amount equal to
                  0.50% of the related Market Value times the applicable Original Purchase Price; provided, that no Exit Fee shall be due and payable:

                                    (1) if the reason for the termination of a
                           Transaction is the related Purchased Loan of the type described in clause (i) of the definition of Eligible Loan or Purchased Security is simultaneous with such termination being included in a securitization (including, but not limited to, a real estate mortgage investment conduit (or REMIC), re-REMIC, re-securitization or collateralized debt obligation (or CDO) transaction where Deutsche Bank Securities Inc. or its Affiliate is acting as lead manager and book runner), or

                                    (2) if in connection with the termination
                           of the Transaction, Buyer has accepted a substitution pursuant to Section 9(a) of this Annex I, or

                                    (3) in connection with the repurchase by
                           Seller of any Purchased Loans or Purchased
                           Securities on any Business Day 90 or fewer days prior to the Repurchase Date; provided, however, that if within 180 days of such early repurchase, the Purchased Loans and Purchased Securities that were the subject of such early repurchase are included in a securitization (including, but not limited to, a real estate mortgage investment conduit (or REMIC), re-REMIC, re-securitization or collateralized debt obligation (or CDO) transaction) where neither Deutsche Bank Securities Inc. nor its Affiliate is acting as lead manager and book runner, then the Exit Fee that would otherwise apply in the absence of this clause (3) shall apply, and the obligation of Seller to pay such Exit Fee shall survive any termination of this Agreement.

                  "Extension Conditions" and "Extension Date Repurchase Price" shall have the respective meanings specified in Section 3(e) of this Annex I.

                  "Facility Amount" shall mean $200,000,000.

                  "Filings" shall have the meaning specified in Section 6 of this Annex I.

                  "GAAP" shall mean United States generally accepted accounting principles consistently applied as in effect from time to time.

                  "Governmental Authority" shall mean any national or federal government, any state, regional, local or other political subdivision thereof with jurisdiction and any Person with jurisdiction exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guaranty" shall mean the Guaranty, dated as of the date hereof, from the Sponsor to the Buyer, of full and timely payment of all amounts due under this Agreement to the Buyer.

                  "Hedging Transactions" shall mean, with respect to any or all of the Purchased Securities and/or Purchased Loans, any short sale of U.S. Treasury Securities or mortgage-related securities, futures contract (including Eurodollar futures) or options contract or any interest rate swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by Sponsor or Seller or an Affiliate of either such Person (or following an Event of Default, by Buyer), with one or more counterparties reasonably acceptable to the Buyer.

                  "Indemnified Amounts" and "Indemnified Parties" shall have the meaning specified in Section 20 of this Annex I.

                  "Insured Closing Letter and Escrow Instructions" shall mean a letter addressed to Seller and Buyer from the Settlement Agent for each Table Funded Purchased Loan and related escrow instructions, which letter and instructions shall be in form and substance reasonably acceptable to Buyer and Seller.

                  "LIBOR" shall mean the rate per annum calculated as set forth below:

                           (i) On each Pricing Rate Determination Date, LIBOR
                  for the next Pricing Rate Period will be the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date; or

                           (ii) On any Pricing Rate Determination Date on which
                  no such rate appears on Telerate Page 3750 as described above, LIBOR for the next Pricing Rate Period will be determined on the basis of the arithmetic mean of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such date to prime banks in the London interbank market for a one-month period.

         All percentages resulting from any calculations or determinations referred to in this definition will be rounded upwards, if necessary, to the nearest multiple of 1/100th of 1% and all U.S. dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent or more being rounding upwards).

                  "LIBO Rate" shall mean, with respect to any Pricing Rate Period pertaining to a Transaction, a rate per annum determined for such Pricing Rate Period in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                                     LIBOR
                       -----------------------------------
                            1 - Reserve Requirement

                  "LIBOR Transaction" shall mean, with respect to any Pricing Rate Period, any Transaction with respect to which the Pricing Rate for such Pricing Rate Period is determined with reference to the LIBO Rate.

                  "LTV" shall mean the ratio of total loan to appraised value for the Mortgaged Property securing directly or indirectly an Eligible Loan or from which the payments on such Eligible Loan are derived. If Seller has not received an appraisal (or Draft Appraisal) approved by Buyer from an MAI Appraiser or (in relation to an English Loan) a valuation by a suitably qualified valuer on the basis of the then current Statements of Asset Valuation Practice and Guidance Notes issued by the Royal Institution of Chartered Surveyors, "LTV" shall mean the ratio of total loan to market value for the Mortgaged Property securing directly or indirectly an Eligible Loan or from which the payments on such Eligible Loan are derived, as determined by the Buyer in the exercise of its good faith business judgment.

                  "Mezzanine Note" shall mean a note or other evidence of indebtedness of the owner or owners of all equity or ownership interests in an underlying real property owner secured by a pledge of such ownership interests.

                  "Midland" shall mean Midland Loan Services, Inc., a Delaware corporation.

                  "Minimum CMBS Diversification" means, at any time, ten (10) or more issues of Purchased Securities are then subject to Transactions.

                  "Minimum Seller's Equity Requirement" means an amount equal to $45,000,000.

                  "Moody's" shall mean Moody's Investor Service, Inc.

                  "Mortgage" shall mean a mortgage, deed of trust, deed to secure debt or other instrument, creating a valid and enforceable first lien on or a first priority ownership interest in an estate in fee simple or leasehold estate in real property and the improvements thereon, securing a mortgage note or similar evidence of indebtedness.

                  "Mortgage Note" shall mean (in relation to a US Loan) a note or other evidence of indebtedness of a Mortgagor secured by a Mortgage or (in relation to an English Loan) the credit agreement or other loan instrument pursuant to which the related loan has been advanced.

                  "Mortgaged Property" shall mean the real property securing repayment of the debt evidenced by a Mortgage Note.

                  "Mortgagor" shall mean (in relation to a US Loan) the obligor on a Mortgage Note and the grantor of the related Mortgage or (in relation to an English Loan) the grantor(s) of the Mortgage(s) securing repayment of the related Mortgage Note.

                  "Multiemployer Plan" shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been, or were required to have been, made by Seller or any ERISA Affiliate and which is covered by Title IV of ERISA.

                  "New Collateral" shall mean an Eligible Loan or Eligible Security that Seller proposes to be included as Collateral.

                  "Original Purchase Percentage" shall mean, with respect to any Transaction as of any day, the "Original Purchase Percentage" specified for the applicable Rating Category or Collateral Type Grouping in Schedule I-A attached to this Annex I.

                  "Originated Collateral" shall mean any Collateral that is an Eligible Loan and whose Purchased Loan Documents were prepared by Seller, Sponsor or an Affiliate controlled by the Sponsor.

                  "Permitted Purchased Loan Modification" shall mean any modification of a Purchased Loan, other than a modification which (1) amends or modifies the interest rate, principal amount, maturity date or any other financial or economic term (including, but not limited to, the amortization schedule) of a Purchased Loan, (2) extends any payment date for the payment of such principal or interest, (3) amends, modifies or waives any cash management or reserve account requirements of a Purchased Loan, (4) releases or subordinates any portion of the collateral securing such Purchased Loan, (5) waives any foreclosure rights with respect to any portion of the collateral securing such Purchased Loan or (6) is reasonably likely to materially and adversely affect the rights or interests of the Buyer hereunder.

                  "Person" shall mean an individual, corporation, limited liability company, business trust, partnership, joint tenant or tenant-in-common, trust, unincorporated organization, or other entity, or a federal, state or local government or any agency or political subdivision thereof.

                  "Plan" means an employee benefit or other plan established or maintained by Seller or any ERISA Affiliate during the five year period ended prior to the date of this Agreement or to which Seller or any ERISA Affiliate makes, is obligated to make or has, within the five year period ended prior to the date of this Agreement, been required to make contributions and that is covered by Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code, other than a Multiemployer Plan.

                  "Portfolio Collateral" shall mean, collectively, the Portfolio Securities and the Purchased Loans.

                  "Portfolio Securities" shall mean, collectively, the Purchased Securities and, to the extent transferred to the Buyer, the Related Securities.

                  "Pre-Existing Collateral" shall mean any Collateral that is an Eligible Loan and is not Originated Collateral.

                  "Preliminary Due Diligence Package" shall mean with respect to any New Collateral, a summary memorandum outlining the proposed transaction, including potential transaction benefits and all material underwriting risks, all Underwriting Issues and all other characteristics of the proposed transaction that a reasonable buyer would consider material, together with the following due diligence information relating to the New Collateral to be provided by Seller to Buyer pursuant to this Agreement:

                           With respect to each Eligible Loan:

                           (i)    the Collateral Information;

                           (ii)   current rent roll, if applicable;

                           (iii)  cash flow pro-forma, plus historical
                  information, if available;

                           (iv) description of the Mortgaged Property and the ownership structure of the borrower and the sponsor (including, without limitation, the board of directors, if applicable) and financial statements of the borrower and the sponsor;

                           (v)    indicative debt service coverage ratios;

                           (vi)   indicative loan-to-value ratio;

                           (vii)  term sheet outlining the transaction
                  generally;

                           (viii) Seller's relationship with the Mortgagor, if
                  any; and

                           (ix) with respect to any New Collateral that is Pre-Existing Collateral, a list that specifically and expressly identifies any Purchased Loan Documents that relate to such New Collateral but are not in Seller's possession; and

                           (x) any exceptions to the representations and warranties set forth in Exhibit VI to the Agreement or (in so far as those representations and warranties relate to English Loans) the representations and warranties set forth in the English Loan Supplement.

                           With respect to each Eligible Security:

                           (i) collateral summary books which include, to the extent provided to the Seller, the following:

                               (A) loan detail and asset description

                               (B) map, photo

                               (C) rent roll

                               (D) operating information

                               (E) appraisal, environmental, engineering
                                   summary;

                           (ii) the Seller's underwriting materials and analysis, which includes the executive summary, all loss scenarios and the asset summaries for the twenty (20) largest loans used in the Seller's roll-up meetings;

                           (iii)  loan data disk;

                           (iv) materials furnished to the Rating Agencies in connection with the issuance of the Eligible Securities, to the extent provided to Seller;

                           (v)    Securitization Documents;

                           (vi) remittance report for most recent period in Seller's possession;

                           (vii) quarterly remittance reports in Seller's possession;

                           (viii) accounting reports delivered with respect to
                  the Eligible Security in Seller's possession;

                           (ix) legal opinions delivered with respect to the Eligible Security in Seller's possession; and

                           (x) a copy of the executed trade ticket (including evidence of the dollar price paid and purchase spread over Treasuries or other relevant benchmark for such Eligible Security) and any adjustments to the purchase price not reflected in such trade ticket.

                  "Pricing Rate Determination Date" shall mean (a) in the case of the first Pricing Rate Period with respect to any Transaction, the second (2nd) Business Day preceding the first day of such Pricing Rate Period and (b) with respect to any subsequent Pricing Rate Period, the second (2nd) Business Day preceding the first day of the Pricing Rate Period commencing on and including the first Remittance Date in a calendar month. Each Pricing Rate Determination Date after the first Pricing Rate Period with respect to any Transaction, shall be applicable to the immediately following two Pricing Rate Periods.

                  "Pricing Rate Period" shall mean, (a) in the case of the first Pricing Rate Period with respect to any Transaction, the period commencing on and including the Purchase Date for such Transaction and ending on and excluding the following Remittance Date, and (b) in the case of any subsequent Pricing Rate Period, the period commencing on and including such Remittance Date and ending on and excluding the following Remittance Date; provided, however, that in no event shall any Pricing Rate Period end subsequent to the Repurchase Date.

                  "Principal Payment" shall mean, with respect to any Purchased Loans or Purchased Securities, any payment or prepayment of principal received by the Depository in respect thereof.

                  "Purchased Loan Documents" shall mean, with respect to a Purchased Loan, the documents comprising the Purchased Loan File for such Purchased Loan.

                  "Purchased Loan File" shall mean the documents specified as the "Purchased Loan File" in Section 7(e), or (in relation to an English Loan) the documents specified as the "Purchased Loan File" in the English Loan Supplement together (in each case) with any additional documents and information required to be delivered to Buyer or its designee (including the Custodian) pursuant to this Agreement.

                  "Purchased Loan Schedule" shall mean a schedule of Purchased Loans attached to each Trust Receipt and Custodial Delivery containing information substantially similar to the Collateral Information.

                  "Purchased Loans" shall mean (i) with respect to any Transaction, the Eligible Loans sold by Seller to Buyer in such Transaction until such Eligible Loans are repurchased pursuant to this Agreement and (ii) with respect to the Transactions in general, all Eligible Loans sold by Seller to Buyer and any additional collateral delivered by Seller to Buyer pursuant to Section 4(a) of this Annex I until such Eligible Loans are repurchased pursuant to this Agreement.

                  "Rating Agency" shall mean any of Fitch Inc., Moody's and Standard & Poor's.

                  "Rating Category" shall mean any of the rating categories listed in Schedule I-A attached to this Annex I.

                  "Reference Banks" shall mean banks each of which shall (i) be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market and (ii) have an established place of business in London. Initially, the Reference Banks shall be JP Morgan Chase Bank, Barclays Bank, Plc and Deutsche Bank AG. If any such Reference Bank should be unwilling or unable to act as such or if the Buyer shall terminate the appointment of any such Reference Bank or if any of the Reference Banks should be removed from the Reuters Monitor Money Rates Service or in any other way fail to meet the qualifications of a Reference Bank, the Buyer in the exercise of its good faith business judgment may designate alternative banks meeting the criteria specified in clauses (i) and (ii) above.

                  "Related Securities" shall mean commercial mortgage backed securities (other than the Purchased Securities) issued as part of the same transaction as the transaction in which the Purchased Securities are issued and having a lower rating than such Purchased Securities or having no rating.

                  "Relevant System" shall mean (a) The Depository Trust Company in New York, New York, or (b) such other clearing organization or book-entry system as is designated in writing by the Buyer.

                  "Remittance Date" shall mean each of the twelfth (12th) and the twentieth (20th) calendar day of each month, or the next succeeding Business Day, if either such calendar day shall not be a Business Day; provided however, that with respect to any Purchased Loan or Purchased Security denominated in a currency other than United States Dollars, there shall be only one (1) Remittance Date per month which Remittance Date shall be a day of month agreed upon by Buyer and Seller as of the related Purchase Date.

                  "Requirement of Law" shall mean any law, treaty, rule, regulation, code, directive, policy, order or requirement or determination of an arbitrator or a court or other Governmental Authority whether now or hereafter enacted or in effect.

                  "Reserve Requirement" shall mean, with respect to any Pricing Rate Period, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect during such Pricing Rate Period (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board of Governors) maintained by the Buyer.

                  "Reset Date" shall mean, with respect to any Transaction, the day prior to the first day of the Pricing Rate Period commencing on and including the first Remittance Date in a calendar month with respect to such Transaction.

                  "Securitization Document" shall mean, with respect to any Eligible Securities, any pooling and servicing agreement or other agreement governing the issuance and administration of such Eligible Securities and any offering document used in the distribution and sale of such Eligible Securities (including, without limitation, the preliminary and final private placement memorandum, prospectus and/or offering memorandum).

                  "Seller" shall mean Anthracite Funding LLC, a Delaware limited liability company.

                  "Seller's Equity" means an aggregate amount equal to the sum of the Equity with respect to each Purchased Loan and Purchased Security, which amount and its relationship to the Minimum Seller's Equity Requirement (i.e. lower than on the one hand or equal to or greater than on the other hand) shall determine the applicable "Original Purchase Percentage," "CF Sweep Purchase Percentage" and "Buyer's Margin Percentage" as set forth on Schedule I-A to this Annex I for each Transaction. Upon request of Seller made from time to time, Buyer shall provide to Seller information with respect to the Equity with respect to each Purchased Loan and Purchased Security. In addition, Seller's Equity shall include any cash and the value as determined by Buyer of other collateral (including, without limitation, Eligible Loans or Eligible Securities) which the Seller pledges and/or delivers to the Buyer and the Seller and the Buyer agree in writing shall be included in the determination of Seller's Equity.

                  "Servicing Agreement" has the meaning specified in Section 22(b) of this Annex I.

                  "Servicing Records" has the meaning specified in Section 22(b) of this Annex I.

                  "Settlement Agent" shall mean, with respect to any Transaction involving Table Funded Purchased Loans, an entity satisfactory to the Buyer in its reasonable discretion (which may be a title company, escrow company or attorney in accordance with local law and practice in the jurisdiction where the related Table Funded Purchased Loan is being originated), to which the Purchase Price is to be wired by Buyer at the request of Seller.

                  "Single-Purpose Entity" shall mean a Person, other than an individual, which is formed or organized solely for the purpose of holding, directly and subject to this Agreement, the Portfolio Collateral, does not engage in any business unrelated to the Portfolio Collateral and the financing thereof, does not have any assets other than the Portfolio Collateral and the financing thereof, or any indebtedness other than as permitted by the Agreement, has its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person, holds itself out as being a Person and separate and apart from any other Person. If the foregoing entity is a limited partnership or limited liability company, (i) its partnership agreement or limited liability company agreement (as applicable) shall provide that the partnership or limited liability company shall dissolve upon the withdrawal or dissolution of the last remaining general partner or managing member, but the partnership or limited liability company will not be dissolved if the remaining partners or members, within ninety (90) days, by majority vote elect to continue the partnership or limited liability company and appoint a new general partner or new managing member, and (ii) the partnership agreement or limited liability company agreement (as applicable) must provide that the dissolution and winding up or bankruptcy or insolvency filing of such partnership or limited liability company shall require the unanimous consent of all members (including the board of directors of such members).

                  "Sovereign Repurchase Event" shall mean as a result of sovereign action or inaction (directly or indirectly), Buyer becomes unable to perform any absolute or contingent obligation to make a payment or transfer or to receive a payment or transfer in respect of any Transaction hereunder or to comply with any other material provision of the Agreement relating to such Transaction.

                  "Sponsor" shall mean Anthracite Capital Inc., a Maryland corporation.

                  "Standard & Poor's" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

                  "Supplemental Due Diligence List" shall mean, with respect to any New Collateral, information or deliveries concerning the New Collateral that Buyer shall reasonably request in addition to the Preliminary Due Diligence Package.

                  "Survey" shall mean a certified ALTA/ACSM (or applicable state standards for the state in which the Collateral is located) survey of a Mortgaged Property prepared by a registered independent surveyor and in form and content satisfactory to the Buyer and the company issuing the Title Policy for such Property.

                  "Table Funded Purchased Loan" shall mean a Purchased Loan which is sold to the Buyer simultaneously with the origination or acquisition thereof, which origination or acquisition is financed with the Purchase Price, pursuant to Seller's request, paid directly to the Settlement Agent for disbursement in connection with such origination or acquisition. A Purchased Loan shall cease to be a Table Funded Purchased Loan after the Custodian has delivered a Trust Receipt to Buyer certifying its receipt of the Purchased Loan File therefor.

                  "Table Funded Trust Receipt" shall have the meaning given to such term in the Custodial Agreement.

                  "Target Price" shall mean, with respect to any Purchased Securities or Purchased Loans as of any date, the amount (expressed in United States Dollars) obtained by multiplying (i) the Market Value of such Purchased Securities or Purchased Loans as of such date by (ii) the "Original Purchase Percentage" for the Rating Category applicable to such Purchased Securities or the Collateral Type Grouping applicable to such Purchased Loans, as set forth in Schedule I-A attached to this Annex I.

                  "Telerate Page 3750" shall mean the display page currently so designated on the Dow Jones Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

                  "Title Policy" shall have the meaning specified in paragraph 8 of the first paragraph of Exhibit VI.

                  "Transaction Conditions Precedent" shall have the meaning specified in Section 3(b) of this Annex I.

                  "Transaction Documents" shall mean, collectively, the Agreement, this Annex I, any other applicable Annexes to the Agreement, the Guaranty, the Custodial Agreement and all Confirmations executed pursuant to the Agreement and this Annex I in connection with specific Transactions.

                  "Transition Down Date" shall have the meaning specified in
         Section 4(a) of this Annex I.

                  "Transition Up Date" shall have the meaning specified in
         Section 3(l) of this Annex I.

                  "Trustee" shall mean, with respect to any Eligible Securities, the trustee under the Securitization Document applicable to such Eligible Securities.

                  "Trust Receipt" shall mean a trust receipt issued by Custodian to Buyer confirming the Custodian's possession of certain Purchased Loan Files which are the property of and held by Custodian for the benefit of the Buyer (or any other holder of such trust receipt).

                  "UCC" shall have the meaning specified in Section 6 of this Annex I.

                  "Underwriting Issues" shall mean, with respect to any Collateral as to which Seller intends to request a Transaction, all material information that has come to Seller's attention that, based on the making of reasonable inquiries and the exercise of reasonable care and diligence under the circumstances, would be considered a materially "negative" factor (either separately or in the aggregate with other information) including but not limited to, to the extent of the Seller's knowledge, whether any of the Purchased Securities or Purchased Loans were rejected for inclusion in, or repurchased from, any securitization transaction, warehouse loan facility or a repurchase transaction due to the breach of a representation and warranty), or a material defect in loan documentation or closing deliveries (such as any absence of any material Purchased Loan Document(s)), to a reasonable institutional mortgage Buyer in determining whether to originate or acquire the Collateral in question.

                  "US Loan" shall mean any Eligible Loan governed by the law of a state forming part of the United States of America and secured (inter alia) by Mortgaged Property located in the United States of America.

         (b) The following capitalized terms shall have the respective meanings set forth below, in lieu of the meanings for such terms set forth in the
Agreement:

                  "Buyer's Margin Percentage" shall mean, with respect to the Purchased Loans or Purchased Securities, as of any date, the "Buyer's Margin Percentage" specified for the applicable Rating Category or Collateral Type Grouping in Schedule I-A attached to this Annex I.

                  "Confirmation" shall have the meaning specified in Section 3(b) of this Annex I.

                  "Event of Default" shall have the meaning specified in
         Section 14 of this Annex I.

                  "Margin Notice Deadline" shall mean 11:00 a.m. (New York City time).

                  "Market Value" shall mean, with respect to any Purchased Securities as of any relevant date, the market value for such Purchased Securities on such date, as determined by Buyer in the exercise of its good faith business judgment or, with respect to any Purchased Loans as of any relevant date, the lesser of (x) the market value for such Purchased Loans on such date, as determined in good faith by Buyer in the exercise of its good faith business judgment and
         (y) the par amount of such Purchased Loan (and including the value of any Hedging Transactions assigned with such Purchased Securities or Purchased Loans for which the Buyer or an Affiliate of the Buyer is the counterparty). The Market Value of all Purchased Securities and Purchased Loans shall be determined by Buyer, in the exercise of its good faith business judgment, on each Business Day during the term of the Agreement.

                  "Price Differential" shall mean, with respect to any Transaction as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Repurchase Price for such Transaction on a 360-day-per-year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction).

                  "Pricing Rate" shall mean, for any Pricing Rate Period, with respect to a Transaction involving Purchased Securities in any Rating Category and/or Purchased Loans in any Collateral Type Grouping on
         Schedule I-A of this Annex I, an annual rate equal to the LIBO Rate for the Pricing Rate Period commencing on and including the first Remittance Date in a calendar month plus the relevant Applicable Spread for such Transaction, subject to adjustment and/or conversion as provided in Sections 3(g) and 3(h); provided, that with respect to a Transaction involving Purchased Securities in any Rating Category and/or Purchased Loans in any Collateral Type Grouping on Schedule I-A of this Annex in each case denominated in a currency other than United States Dollars and for which the interest accrues at a rate other than the LIBOR Rate (e.g., EURIBOR), the Pricing Rate shall equal such other interest rate for the Pricing Rate Period commencing on and including the first Remittance Date in a calendar month plus the relevant Applicable Spread for such Transaction, subject to adjustment and/or conversion as provided in Section 3(g) and 3(h).

                  "Purchase Price" shall mean, with respect to any Purchased Securities or Purchased Loans, (i) initially the price at which such Purchased Securities or Purchased Loans are transferred by Seller to Buyer on the applicable Purchase Date and (ii) thereafter, such price increased by the amount of any cash transferred by Buyer to Seller pursuant to Section 3(l) or 4(b) hereof. The Purchase Price as of any Purchase Date for any Purchased Securities in a particular Rating Category or any Purchased Loans in a particular Collateral Type Grouping shall be an amount equal to the product obtained by multiplying

                  (i) the Market Value of such Purchased Securities (or, if the Securities proposed to be included in a Transaction are being or were acquired by the Seller from the Sponsor, the acquisition cost of the Sponsor in such Securities, if lower than the Market Value) or such Purchased Loans by (ii) the "Original Purchase Percentage" for such Rating Category or such Collateral Type Grouping, as set forth in
         Schedule I-A attached to this Annex I; and

                  (2) the Seller may request that the Purchase Price set forth in a Confirmation be determined applying a percentage lower than the Original Purchase Percentage set forth in Schedule I-A attached to this Annex I and, in such event, such lower percentage shall be deemed the "Original Purchase Percentage" for purposes of the calculation of the Target Price but not for any other purpose under the Agreement.

         The Purchase Price shall be expressed in United States Dollars with respect to any Purchased Securities or Purchased Loans denominated in United States Dollars. Any Purchased Loans or Purchased Securities denominated in a currency other than United States Dollars shall be purchased in such other currency.

                  "Purchased Securities" shall mean, (i) with respect to any Transaction, the Eligible Securities sold by Seller to Buyer in such Transaction until such Eligible Securities are repurchased pursuant to this Agreement, and (ii) with respect to the Transactions in general, all Eligible Securities sold by Seller to Buyer and any additional collateral delivered by Seller to Buyer pursuant to Section 4(a) of this Annex I until such Eligible Securities are repurchased pursuant to this Agreement. Whenever Purchased Securities are rated by more than one Rating Agency and a split rating applies to such Purchased Securities (i.e., one Rating Agency rates such Purchased Securities at a lower rating level than the other of such Rating Agencies), then for all purposes of this Agreement where a rating is to be selected (including, without limitation, in the determination of any percentages pursuant to Schedule I-A of this Annex I), the lower of the ratings shall apply.

                  "Replacement Collateral" shall have the meaning specified in
         Section 14(b)(ii) of this Annex I.

                  "Repurchase Date" shall mean the Business Day immediately preceding the third anniversary of the date of the Agreement; provided, however, that if all of the Extension Conditions described in Section 3(e) of this Annex I shall be timely satisfied, the Repurchase Date shall be extended to the Business Day immediately preceding the fourth anniversary of the date of the Agreement.

                  "Repurchase Price" shall mean, with respect to any Purchased Securities or Purchased Loans as of any date, the price at which such Purchased Securities or Purchased Loans are to be transferred from Buyer to Seller upon termination of the related Transaction in whole or in part; such price shall be an amount determined in each case as the sum of the Purchase Price of such Purchased Securities or Purchased Loans and the Price Differential with respect to such Purchased Securities or Purchased Loans as of the date of such determination, minus all Income and cash actually received by Buyer in respect of such Transaction pursuant to Sections 4(a), 5(b), 5(c), 5(d) and 5(e) of this Annex I. The Repurchase Price shall be expressed in United States Dollars with respect to any Purchased Securities or Purchased Loans denominated in United States Dollars. Any Purchased Loans or Purchased Securities denominated in a currency other than United States Dollars shall be repurchased in such other currency.

3        INITIATION; CONFIRMATION; TERMINATION; FEES

         The provisions of Paragraph 3 of the Agreement are hereby modified and superseded in their respective entireties by the following provisions of this
Section 3:

         (a) Subject to the terms and conditions set forth in the Agreement (including, without limitation, the "Transaction Conditions Precedent" specified in Section 3(b) of this Annex I) the Buyer shall from time to time enter into Transactions with the Seller on any Business Day from and including the date of the Agreement to but excluding the three year anniversary date of the date of the Agreement and pursuant to any such Transaction, Seller shall be entitled to sell, repurchase and re-sell any assets in accordance with this Agreement. An agreement to enter into a Transaction shall be made in writing at the initiation of Seller as provided below; provided, however, that the aggregate Repurchase Price (excluding the Price Differential with respect to the Purchased Securities and Purchased Loans as of the date of determination) for all Transactions shall not exceed the Facility Amount. Seller shall give Buyer written notice of each proposed Transaction and Buyer shall inform Seller of its determination with respect to any assets proposed to be sold to Buyer by Seller solely in accordance with Exhibit VIII attached hereto. Buyer shall have the right to review all Eligible Loans and Eligible Securities proposed to be sold to Buyer in any Transaction and to conduct its own due diligence investigation of such Eligible Loans and Eligible Securities as Buyer reasonably determines. Buyer shall be entitled to make a determination, in the exercise of its good faith business judgment, that it shall not purchase any or all of the assets proposed to be sold to Buyer by Seller. On the Purchase Date for the Transaction which shall be not less than three (3) Business Days following the approval of an Eligible Loan or an Eligible Security by the Buyer in accordance with Exhibit VIII hereto, the Purchased Securities or Purchased Loans shall be transferred to Buyer or its agent against the transfer of the Purchase Price to an account of Seller. With respect to a Transaction involving an Eligible Loan or Eligible Security to be purchased by Buyer in a currency other than United States Dollars, Seller shall give Buyer irrevocable notice of sale of such Eligible Loan or Eligible Security at least one (1) Business Day in advance of the related Purchase Date; provided further, that, if Seller does not complete such Transaction on the Purchase Date set forth in such irrevocable notice, Seller shall pay Buyer any amounts, if any, as may be required pursuant to Section 3(i) hereof. Any proposal by Seller for Transactions relating to Eligible Loans or Eligible Securities denominated in United Kingdom Sterling or for which the related Mortgaged Property is located in England, Wales, Northern Ireland or Scotland shall be governed by the English Loan Supplement which supersedes this Annex I; provided, that any Eligible Loans for which the related Mortgaged Property is located in England, Wales, Northern Ireland or Scotland and which are described in clauses (iii)(y) and (iv)(y) of the definition of Eligible Loans to be entered into by Seller and Buyer must be approved by Buyer in its sole discretion and consent and subject to applicable terms and conditions set forth at such time. From time to time, Seller may propose to Buyer that Buyer and Seller enter into Transactions involving Eligible Loans or Eligible Securities denominated in a currency other than United States Dollars or United Kingdom Sterling or for which the related Mortgaged Property is located outside of the United States or England, Wales, Scotland or Northern Ireland. Any proposal by Seller for Transactions relating to Eligible Loans or Eligible Securities denominated in a currency other than United States Dollars or United Kingdom Sterling or for which the related Mortgaged Property is located outside of the United States or England, Wales, Northern Ireland or Scotland may be entered into by Seller and Buyer at Buyer's sole discretion and consent and subject to applicable terms and conditions set forth at such time. All outstanding and/or proposed Transactions denominated in a currency other than United States Dollars shall be converted to United States Dollars on each Purchase Date (or, on the relevant Purchase Date with respect to proposed Transactions) or on any other date in relation to which a determination is required to give effect to the Repurchase Agreement, in each case on the basis of the spot rate for the sale of such other currency against the purchase of United States Dollars in the [London foreign exchange market] quoted by any leading international bank selected by the Buyer on the first date immediately preceding the date of calculation on which commercial banks and foreign exchange markets are open for business in London.

         (b) Upon agreeing to enter into a Transaction hereunder, provided each of the Transaction Conditions Precedent (as hereinafter defined) shall have been satisfied (or waived by Buyer), Buyer shall promptly (and in any event within five (5) Business Days) deliver to Seller a written confirmation in the form of Exhibit I attached hereto of each Transaction (a "Confirmation"). Unless otherwise agreed by the parties, Buyer shall deliver a separate Confirmation with respect to each Purchased Loan or Purchased Security which is the subject of a Transaction. Such Confirmation shall describe the Purchased Securities (including CUSIP number, if any) and/or Purchased Loans, shall identify Buyer and Seller, and shall set forth:

                  (i)   the Purchase Date,

                  (ii) the Purchase Price for such Purchased Securities and/or Purchased Loans,

                  (iii) the Repurchase Date,

                  (iv) the Pricing Rate applicable to the Transaction (including the Applicable Spread)

                  (v)   the acquisition cost; and

                  (vi) and any additional terms or conditions not inconsistent with the Agreement. With respect to any Transaction, the Pricing Rate shall be determined initially on the Pricing Rate Determination Date applicable to the first Pricing Rate Period for such Transaction, and shall be reset on each Reset Date for the next two succeeding Pricing Rate Periods for such Transaction. Buyer or its agent shall determine in accordance with the terms of this Agreement the Pricing Rate on each Pricing Rate Determination Date for the next succeeding two Pricing Rate Periods and notify Seller of such rate for such periods on the Reset Date. For purposes of this Section 3(b), the "Transaction Conditions Precedent" shall be deemed to have been satisfied with respect to any proposed Transaction if:

         (1) no Default or Event of Default under the Agreement shall have occurred and be continuing as of the Purchase Date for such proposed Transaction;

         (2) Seller shall have certified to Buyer in writing the acquisition cost of such Securities (including therein reasonable supporting documentation required by the Buyer, if any);

         (3) the representations and warranties made by Seller in any of the Transaction Documents shall be true and correct in all material respects as of the Purchase Date for such Transaction;

         (4) Buyer shall have (A) determined, in accordance with the applicable provisions of Section 3(a) of this Annex I, that the assets proposed to be sold to Buyer by Seller in such Transaction are Eligible Securities and/or Eligible Loans and (B) with respect to any Eligible Loan only, obtained internal credit approval for the inclusion of such Eligible Loan as a Purchased Loan in a Transaction;

         (5) [reserved];

         (6) Buyer shall have received the Guaranty executed by the Sponsor;

         (7) following the consummation of such Transaction, the total Repurchase Price of Transactions with respect to Purchased Loans of the types described in clauses (iii) and (iv) of the definition of Eligible Loan shall not exceed $100,000,000;

         (8) with respect to any proposed Transaction for Securities in the event the Seller or an Affiliate of the Seller owns the Related Securities, the Seller shall have (x) caused ownership of the Related Securities to be transferred to the Seller simultaneous with or prior to the purchase of the Purchased Securities by Buyer and (y) delivered to the Buyer a power of attorney and any other documentation reasonably required by the Buyer sufficient to permit the Buyer upon the occurrence and during the continuance of an Event of Default to register the transfer of the Related Securities from Seller to Buyer or its designee;

         (9) Buyer shall have determined that, with respect to the Purchased Securities then subject to Transactions, following the consummation of the proposed Transaction:

                  (i) the aggregate Market Value with respect to all Purchased Securities then subject to Transactions in each Rating Category set forth below does not exceed the applicable percentage set forth below as a percentage of the Market Value of all Purchased Securities then subject to Transactions:

               Rating Category (or the                 Maximum Market Value (%)
                     equivalent)
                         BB-                                      45
                         B+                                       35
                          B                                       35
                         B-                                       35
                       NR&CCC                                     30

                  (ii) if the number of separate issues of Purchased Securities then subject to Transactions with a minimum $20,000,000 outstanding face or notional principal amount per issue is less than or equal to ten (10), then the aggregate outstanding face or notional principal amount of all Purchased Securities then subject to Transactions issued by a single issuer does not exceed $100,000,000; provided, however, if the number of issues is greater than ten (10), than the aggregate outstanding face or notional principal amount of all Purchased Securities then subject to Transactions issued by a single issuer may exceed $100,000,000;

         (10) Buyer shall have determined that, with respect to any Purchased Securities which are the subject of a proposed Transaction and are rated "B+"(or the equivalent) or lower or are not rated, such Purchased Securities, together with any Purchased Securities issued by the same trust, entitle the holder thereof to control the selection of the special servicer for the mortgage loans underlying such Purchased Securities; and

         (11) with respect to any proposed Transaction for Purchased Securities in a "real estate mortgage investment conduit" (or REMIC), in the event the Seller or an Affiliate of the Seller owns the Related Securities (it being understood that for purposes of this provision, Related Securities shall include (a) the securities issued in such "real estate mortgage investment conduit" (or REMIC) transaction which have no rating and (b) if such unrated securities do not entitle the holder thereof to control the selection of the special servicer for the mortgage loans underlying such Purchased Securities (i.e. serve as the controlling class), the securities which have a rating and entitle the holder thereof to control the selection of the special servicer for the mortgage loans underlying such Purchased Securities (i.e. serve as the controlling class)), the Seller shall have either

                           (x) (i) caused ownership of the Related Securities
                  to be transferred to the Seller simultaneous with or prior to the purchase of the Purchased Securities by Buyer and (ii) delivered to the Buyer a power of attorney and any other documentation reasonably required by the Buyer sufficient to permit the Buyer upon the occurrence and during the continuance of an Event of Default to register the transfer of the Related Securities from Seller to Buyer or its designee, or

                           (y) delivered to the Buyer an agreement satisfactory
                  to Buyer irrevocably conveying and transferring to Buyer the right to control the selection of the special servicer for the related mortgage loans if an Event of Default occurs under the Agreement.

         (c) Each Confirmation, together with the Agreement, including this Annex I, shall be conclusive evidence of the terms of the Transaction(s) covered thereby unless objected to in writing by Seller no more than two (2) Business Days after the date such Confirmation is received by Seller. An objection sent by Seller with respect to any Confirmation must state specifically that the writing is an objection, must specify the provision(s) of such Confirmation being objected to by Seller, must set forth such provision(s) in the manner that Seller believes such provisions should be stated, and must be received by Buyer no more than two (2) Business Days after such Confirmation is received by Seller.

         (d) No Transaction shall be terminable on demand by Buyer (other than upon the occurrence and during the continuance of an Event of Default by Seller or if a Sovereign Repurchase Event occurs). Seller shall be entitled to terminate a Transaction in whole or in part on demand and repurchase all or a portion of Purchased Securities and/or Purchased Loans subject to a Transaction on any Business Day prior to the Repurchase Date (an "Early Repurchase Date"); provided, however, that:

                  (i) Seller repurchases on such Early Repurchase Date, all or the portion of the Purchased Securities and/or Purchased Loans subject to such Transaction which Seller has elected to repurchase,

                  (ii) Seller notifies Buyer in writing of its intent to terminate such Transaction and repurchase such Purchased Securities and/or Purchased Loans no later than five (5) Business Days prior to such Early Repurchase Date,

                  (iii) on such Early Repurchase Date, Seller pays to Buyer an amount equal to the sum of the Repurchase Price for such Transaction (or, in the case of a termination of a Transaction in part an amount acceptable to the Buyer in the exercise of its good faith business judgment but not more than such Repurchase Price), the Exit Fee, if any, and any other amounts payable under this Agreement (including, without limitation, Section 3(i) of this Annex I) with respect to such Transaction against transfer to the Seller or its agent of such Purchased Securities and/or Purchased Loans;

                  (iv) on such Early Repurchase Date, if the Minimum Seller's Equity Requirement has not been achieved and if a CF Sweep Event has occurred and is continuing with respect to any Purchased Security or Purchased Loan, Seller shall, if the Purchased Security or Purchased Loan in question is not being redeemed or satisfied by the underlying obligor, only be permitted to repurchase a Purchased Security or Purchased Loan (other than the Purchased Security or Purchase Loan that triggered a CF Sweep Event) if Seller pays to Buyer an amount, in addition to the amount referred to in clause (iii) above, on account of and to reduce the Repurchase Price of the Purchased Securities or Purchased Loans in respect of which such CF Sweep Event occurred, until the Repurchase Price for such Purchased Securities or Purchased Loans has been reduced to the amount (expressed in United States Dollars) obtained by multiplying (i) the Market Value of such Purchased Securities or Purchased Loans as of such date by (ii) the "CF Sweep Purchase Percentage" applicable to such Purchased Securities or Purchased Loans, as set forth in Schedule I-A attached to this Annex I, respectively as of the date of such payment (as determined by Buyer after giving effect to such Principal Payment); and

                  (v) if the reason for the termination of a Transaction is the related Purchased Security or Purchased Loan is simultaneous with such termination being included in a collateralized debt obligation (or
         CDO) transaction, then the proceeds of the transfer of such Purchased Security or Purchased Loan shall be applied as follows:

         (1) first, to pay to Buyer the amount referred to in clause (iii) above;

         (2) second, if a Transition Down Date has occurred, to reduce the Repurchase Price of any Purchased Securities or Purchased Loans then subject to Transactions in respect of which the Market Value is less than the Buyer's Margin Amount (using the higher Original Purchase Percentages and CF Sweep Purchase Percentages and lower Margin Maintenance Percentages then in effect as described in Section 4 of this Annex I) until the Repurchase Price of all such Purchased Securities and Purchased Loans then subject to Transactions equals the Target Price (for this purpose, making such payment in the order of those Purchased Securities or Purchased Loans with the largest to smallest excess of Repurchase Price over Target Price); and

         (3) third, to pay any excess to the Seller.

Such notice shall set forth the Early Repurchase Date and shall identify with particularity the Purchased Securities and/or Purchased Loans to be repurchased on such Early Repurchase Date.

         (e) On the Repurchase Date, termination of the applicable Transactions will be effected by transfer to Seller or its agent of the Purchased Securities and Purchased Loans and any Income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Section 5 of this Annex I) against the simultaneous transfer of the Repurchase Price to an account of Buyer. Notwithstanding the foregoing, provided all of the Extension Conditions (as hereinafter defined) shall have been satisfied, the Repurchase Date shall be extended with respect to all of the Transactions until the first (1st) anniversary of the originally scheduled Repurchase Date (all of the other terms and conditions of such Transactions remaining the same). For purposes of the preceding sentence, the "Extension Conditions" shall be deemed to have been satisfied if:

                  (i) Seller shall have given Buyer written notice, not less than thirty (30) days prior to the originally scheduled Repurchase Date, of Seller's desire to extend the Repurchase Date,

                  (ii) no Default or Event of Default under the Agreement shall have occurred and be continuing as of the originally scheduled Repurchase Date,

                  (iii) Seller shall have paid Buyer an extension fee in an amount equal to one-quarter of one percent (0.25%) of the aggregate outstanding Repurchase Price of all Transactions as of the Business Day prior to the third anniversary of the date of the Agreement (such Repurchase Price, the "Extension Date Repurchase Price"); and

                  (iv) Seller shall have reduced the Repurchase Price of any Purchased Securities or Purchased Loans then subject to Transactions to the extent necessary to cause the Repurchase Price of all Purchased Securities and Purchased Loans then subject to Transactions to equal the Target Price.

In the event the Repurchase Date is extended pursuant to this Section 3(e) of Annex I, then Seller shall be required to terminate all Transactions in part by paying 50% of the Extension Date Repurchase Price by not later than the initial Remittance Date occurring in March 2008, by paying 75% of the Extension Date Repurchase Price by not later than the initial Remittance Date occurring in June 2008 and by paying any unpaid portion of the Repurchase Price of all Transactions on the Repurchase Date, as extended. Each such payment of the Repurchase Price of all Transactions shall reduce the Repurchase Price of individual Transactions on a pro rata basis.

         (f) Reserved.

         (g) If prior to the first day of any Pricing Rate Period with respect to any Transaction, (i) Buyer shall have determined (which determination shall be conclusive and binding upon Seller) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the LIBO Rate for such Pricing Rate Period, or (ii) the LIBO Rate determined or to be determined for such Pricing Rate Period will not adequately and fairly reflect the cost to Buyer (as determined and certified by Buyer) of making or maintaining Transactions during such Pricing Rate Period, Buyer shall give telecopy or telephonic notice thereof to Seller as soon as practicable thereafter. If such notice is given, the Pricing Rate with respect to such Transaction for such Pricing Rate Period, and for any subsequent Pricing Rate Periods until such notice has been withdrawn by Buyer, shall be a per annum rate (the "Alternative Rate") equal to a rate determined based on an index approximating the behavior of LIBOR as reasonably determined by Buyer (which may be the Prime Rate).

         (h) Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for Buyer to effect Transactions as contemplated by the Transaction Documents, (a) the commitment of Buyer hereunder to enter into new Transactions and to continue Transactions as such shall forthwith be canceled, and (b) the Transactions then outstanding shall be converted automatically to Alternative Rate Transactions on the last day of the then current Pricing Rate Period or within such earlier period as may be required by law. If any such conversion of a Transaction occurs on a day which is not the last day of the then current Pricing Rate Period with respect to such Transaction, Seller shall pay to Buyer such amounts, if any, as may be required pursuant to Section 3(i) of this Annex I.

         (i) Upon demand by Buyer, Seller shall indemnify Buyer and hold Buyer harmless from any net loss or expense (not to include any lost profit or opportunity) (including, without limitation, reasonable attorneys' fees actually incurred and disbursements) which Buyer may sustain or incur as a consequence of (i) default by Seller in selling Eligible Securities or Eligible Loans after Seller has notified Buyer of a proposed Transaction and Buyer has agreed to purchase such Eligible Securities or Eligible Loans in accordance with the provisions of this Agreement (including also, but not limited to, a default by Seller in selling Eligible Securities and Eligible Loans on the Purchase Date as set forth in an irrevocable notice in accordance with Section 3(a) hereto), (ii) any payment of the Repurchase Price on any day other than a Remittance Date, (iii) with respect to any Purchased Securities or Purchased Loans denominated in a currency other than United States Dollars, any unscheduled payment of the Repurchase Price (excluding Price Differential) on a Remittance Date without at least four (4) Business Day's prior notice by Seller to Buyer, or (iv) default by the Seller in terminating any Transaction after the Seller has given a notice in accordance with Section 3(d) of a termination of a Transaction (in each case of (i)-(iv) above, including, without limitation, any such loss or expense in the nature of a breakage cost attributable thereto arising from the reemployment of funds obtained by Buyer to maintain Transactions hereunder or from fees payable to terminate the deposits from which such funds were obtained). As a condition to Seller's liability under this paragraph, Buyer shall promptly deliver to Seller a certificate as to such costs, losses, damages and expenses, setting forth the calculations therefor and including any available supporting documentation, which certificate shall be conclusive and binding on Seller in the absence of manifest error.

         (j) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by any Governmental Authority or compliance by Buyer with any directive from any central bank or other Governmental Authority having jurisdiction over Buyer made subsequent to the date hereof:

                  (i) shall subject Buyer to any tax of any kind whatsoever with respect to the Transaction Documents, any Purchased Security or Purchased Loan or any Transaction, or change the basis of taxation of payments to Buyer in respect thereof (except for changes in the rate of tax on Buyer's overall net income);

                  (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of Buyer which is not otherwise included in the determination of the LIBO Rate hereunder; or

                  (iii) shall impose on Buyer any other condition;

and the result of any of the foregoing is to increase the cost to Buyer, by an amount which Buyer deems to be material, of entering into, continuing or maintaining Transactions or to reduce any amount receivable under the Transaction Documents in respect thereof; then, in any such case, Seller shall promptly pay Buyer, upon its demand, any additional amounts necessary to compensate Buyer for such increased cost or reduced amount receivable. If Buyer becomes entitled to claim any additional amounts pursuant to this Section 3(j), it shall promptly notify Seller of the event by reason of which it has become so entitled. As a condition to Seller's liability under this paragraph, Buyer shall promptly deliver to Seller a certificate as to the calculation of any additional amounts payable pursuant to this subsection and including any available supporting documentation, which certificate shall be conclusive and binding upon Seller in the absence of manifest error. This covenant shall survive the termination of the Agreement and this Annex I and the repurchase by Seller of any or all of the Purchased Securities and Purchased Loans.

         (k) If Buyer shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by Buyer or any corporation controlling Buyer with any directive regarding capital adequacy from any Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on Buyer's or such corporation's capital as a consequence of its obligations hereunder to a level below that which Buyer or such corporation could have achieved but for such adoption, change or compliance by an amount which is deemed by Buyer to be material, then from time to time, after submission by Buyer to Seller of a written request therefore, Seller shall pay to Buyer such additional amount or amounts as will compensate Buyer for such reduction. As a condition to Seller's liability under this paragraph, Buyer shall promptly deliver to Seller a certificate as to the calculation of any additional amounts payable pursuant to this subsection and including any available supporting documentation, which certificate shall be conclusive and binding upon Seller in the absence of manifest error. This covenant shall survive the termination of the Agreement and this Annex I and the repurchase by Seller of any or all of the Purchased Securities and Purchased Loans.

         (l) If (x) the Seller's Equity at any time equals or exceeds the Minimum Sellers' Equity Requirement and with respect to the Purchased Securities only, the number of issues of Purchased Securities which are then subject to Transactions at any time equals or exceeds the Minimum CMBS Diversification or (y) the rating of any Purchased Security then subject to a Transaction is upgraded (such date, the "Transition Up Date"), then, so long as an Event of Default shall not have occurred,

                  (i) the Original Purchase Percentage, CF Sweep Purchase Percentage and Buyer's Margin Percentage shall, without further action of the parties, immediately be deemed increased as set forth in
         Schedule I-A attached hereto (1) in the case of clause (x), with respect to all Purchased Securities and Purchased Loans then subject to Transactions (i.e. the percentages that apply shall shift horizontally to the right one column under each such heading), or (2) in the case of clause (y), with respect to the affected Purchased Security (i.e. the percentages that apply shall shift vertically upward to the applicable Rating Category), and

                  (ii) on the Purchase Date for the initial Transaction following the Transition Up Date or on any Business Day not less than five (5) Business Days after the Transition Up Date, as determined by Seller, the Buyer shall transfer to an account of Seller the corresponding increase in the Purchase Price which reflects the new higher Original Purchase Percentage for the applicable Purchased Loans and Purchased Securities referred to in the preceding clause (i) and Buyer and Seller shall enter into an amended and restated Confirmation reflecting such change in Purchase Price for each prior Transaction;

provided, that such increase in Purchase Price reflecting the higher Original Purchase Percentage for each Purchased Security or Purchased Loan which was included in a Transaction prior to such Purchase Date shall in no event reduce the Seller's Equity below the Minimum Seller's Equity Requirement.

4        MARGIN MAINTENANCE

         (a) Paragraphs 4(a) and 4(b) of the Agreement are hereby modified in their entirety to read as follows:

             "(a) If at any time, either (i) the Market Value of any of the Purchased Securities or any of the Purchased Loans shall be less than the Buyer's Margin Amount for such Purchased Securities or Purchased Loans, respectively (a "Margin Deficit"), or (ii) a Credit Loss shall occur with respect to the Purchased Securities in any Rating Category subject to the last sentence of this Paragraph 4(a) or a Credit Loss shall occur with respect to the Purchased Loans in any Collateral Type Grouping, then Buyer may by notice to Seller require Seller to transfer to Buyer (A) cash or
             (B) additional collateral or a letter of credit acceptable to Buyer in its sole and absolute discretion, so that the sum obtained by adding the Market Value of such Purchased Securities or Purchased Loans plus such cash and additional collateral or letter of credit shall equal or exceed the Deficit Cure Amount for such Purchased Securities or Purchased Loans, respectively, as of the same date. Seller's failure to cure any Margin Deficit as required by the preceding sentence shall constitute an Event of Default under the Transaction Documents and shall entitle Buyer to exercise its remedies under Section 14 of Annex I (including, without limitation, the liquidation remedy provided for in Section 14(c)(iv) of Annex I). For purposes of this Paragraph 4(a), a Credit Loss shall only be deemed to have occurred with respect to the Purchased Securities in any Rating Category if and to the extent such Credit Loss shall not have been offset by Credit Gains with respect to Purchased Securities in the same Rating Category." In connection with the foregoing, if the Margin Deficit is caused at any time by the Seller's Equity (which previously exceeded the Minimum Seller's Equity Requirement) falling below the Minimum Seller's Equity Requirement or by the Minimum CMBS Diversification (which previously was in effect) no longer being in effect (such date, the "Transition Down Date"), then

                             (1) except as described in clause (2)
                    below, the Original Purchase Percentages and CF Sweep Purchase Percentages shall automatically be reduced to the lower Original Purchase Percentages and CF Sweep Purchase Percentages and the Buyer's Margin Percentages shall automatically be increased to the higher Buyer's Margin Percentages, in each case for the Purchased Securities and/or Purchased Loans subject to Transactions as of such Transition Down Date, and

                             (2) in the event the Transition Down Date
                    was caused by a collateralized debt obligation (or
                    CDO) transaction, (x) during the (9) months following the closing of such transaction the Original Purchase Percentages, CF Sweep Purchase Percentage and Buyer's Margin Percentages shall not be reduced or increased as described in (1) above and shall remain at the Original Purchase Percentages, CF Sweep Purchase Percentages and Buyer's Margin Percentages that applied immediately before the collateralized debt obligation (or CDO) transaction (i.e. during such nine (9) month period Buyer shall apply Income deposited in the Cash Management Account pursuant to Section 5 utilizing such higher or lower percentages, as the case may
                    be) and (y) at the end of such nine (9) month period, the Original Purchase Percentages, CF Sweep Purchase Percentages and Buyer's Margin Percentages shall be determined by whether the Minimum Seller's Equity Requirement and the Minimum CMBS Diversification is achieved at such time."

             "(b) If any time the aggregate Market Value of any Purchased Security in any Rating Category or Purchased Loan in any Collateral Type Grouping multiplied by the "Original Purchase Percentage" for such Rating Category or such Collateral Type Grouping as such Original Purchase Percentage may be adjusted in accordance with this Agreement shall be greater than the aggregate Repurchase Price for the Transaction relating to such Purchased Security or Purchased Loan, respectively (a "Margin Excess") then Seller may by notice to Buyer require Buyer to transfer to Seller cash in an amount (expressed in United States Dollars) up to the Margin Excess; provided, that any such transfer of cash (1) shall be subject to the restrictions set forth in the parenthetical in and the proviso to the definition of "Purchase Price", (2) shall not be in an amount less than $1,000,000 and (3) shall be evidenced by amended and restated Confirmations.

         (b) If any notice is given by Buyer under Paragraph 4(a) of the Agreement at or before the Margin Notice Deadline on any Business Day, the Seller shall transfer cash or additional collateral or letter of credit as provided in Paragraph 4(a) no later than the close of business in the relevant market on the next Business Day. If any such notice is given after the Margin Notice Deadline, the Seller shall transfer such cash or additional collateral or letter of credit no later than the close of business in the relevant market on the second Business Day following such notice. If any notice is given by Seller under Paragraph 4(b) of the Agreement prior to the close of business on any Business Day, the Buyer shall transfer cash as provided in Paragraph 4(b) no later than the close of business in the relevant market on the second following Business Day. Notice required pursuant to Paragraph 4(a) or 4(b) of the Agreement may be given by any means of telecopier or telegraphic transmission and shall be delivered in accordance with the terms of the Agreement. The failure of Buyer or Seller, on any one or more occasions, to exercise its rights under Paragraph 4(a) or 4(b) of the Agreement shall not change or alter the terms and conditions to which the Agreement is subject or limit the right of Buyer or Seller to do so at a later date. Buyer and Seller agree that any failure or delay by either party to exercise its rights under Paragraph 4(a) or 4(b) of the Agreement shall not limit such party's rights under the Agreement or otherwise existing by law or in any way create additional rights for such party.

         (c) Paragraph 4(d) of the Agreement is hereby modified in its entirety to read as follows:

             "(d) Any cash transferred to Buyer or Seller pursuant to Paragraph 4(a) or 4(b) of the Agreement with respect to any Purchased Securities or any Purchased Loans shall be attributed to the relevant Transaction."

         (d) Paragraphs 4(e) and 4(f) of the Agreement are hereby deleted in their respective entireties.

5        INCOME PAYMENTS AND PRINCIPAL PAYMENTS

         The provisions of Paragraph 5 of the Agreement are hereby modified and superseded in their respective entireties by the following provisions of this
Section 5:

         (a) The Cash Management Account shall be established at the Depository concurrently with the execution and delivery of the Agreement and this Annex I by Seller and Buyer. Buyer shall have sole dominion and control over the Cash Management Account. The Seller shall cause all Income in respect of the Purchased Securities and the Purchased Loans and the associated Hedging Transactions to be deposited directly into the Cash Management Account. Such Income shall be remitted by the Depository in accordance with the applicable provisions of Sections 5(b), 5(c), 5(d), 5(e), 5(f) and 14(a)(iii) of this Annex I.

         (b) With respect to Purchased Loans, Seller shall deliver to each Mortgagor, issuer of a participation or borrower under a Purchased Loan an irrevocable direction letter in the form attached as Exhibit IX to this Agreement instructing the Mortgagor, issuer of a participation or borrower to pay all Income under the related Purchased Loan to the Cash Management Account and shall provide to Buyer proof of such delivery. If a Mortgagor, issuer of a participation or borrower forwards any Income with respect to a Purchased Loan to Seller rather than directly to the Cash Management Account, Seller shall (i) deliver an additional irrevocable direction letter to the applicable Mortgagor, issuer of a participation or borrower and make other commercially reasonable efforts to cause such Mortgagor, issuer of a participation or borrower to forward such amounts directly to the Cash Management Account and (ii) within one Business Day deposit in the Cash Management Account any such amounts.

         (c) So long as no Event of Default or CF Sweep Event with respect to any Purchased Security and Purchased Loan shall have occurred and be continuing, all Income received by the Depository in respect of the Purchased Securities and the Purchased Loans and the associated Hedging Transactions (other than Principal Payments) during each Collection Period shall be applied by the Depository on the related Remittance Date as follows:

                  (i) first, to remit to Buyer an amount equal to the Price Differential which has accrued and is outstanding as of such Remittance Date; and

                  (ii) second, to remit to Seller the remainder, if any.

         (d) So long as no Event of Default or CF Sweep Event with respect to any Purchased Security and Purchased Loan shall have occurred and be continuing, any Principal Payment received by the Depository in respect of any of the Purchased Securities and the Purchased Loans during each Collection Period shall be applied by the Depository on the related Remittance Date in the following order of priority:

                  (i) first, to make a payment to Buyer on account of the Repurchase Price of the Purchased Securities or Purchased Loans in respect of which such Principal Payment has been received, until the Repurchase Price for such Purchased Securities or Purchased Loans has been reduced to the Target Price for such Purchased Securities or Purchased Loans, respectively as of the date of such payment (as determined by Buyer after giving effect to such Principal Payment);

                  (ii) second, to make a payment to Buyer on account of the Repurchase Price of any other Purchased Securities or Purchased Loans as to which the Repurchase Price exceeds the Target Price (for this purpose, making such payment in the order of those Purchased Securities or Purchased Loans with the largest to smallest excess of Repurchase Price over Target Price), until the aggregate Repurchase Price for all of such Purchased Securities or Purchased Loans has been reduced to the aggregate Target Price for all of the Purchased Securities or Purchased Loans, respectively as of the date of such payment (as determined by Buyer after giving effect to such Principal Payment); and

                  (iii) third, to remit to Seller the remainder of such Principal Payment.

         (e) If a CF Sweep Event with respect to any Purchased Security and Purchased Loan shall have occurred and be continuing, all Income received by the Depository in respect of the Purchased Securities and the Purchased Loans and the associated Hedging Transactions shall be applied by the Depository on the Business Day next following the Business Day on which such funds are deposited in the Cash Management Account as follows:

                  (i) first, to remit to Buyer an amount equal to the Price Differential which has accrued and is outstanding in respect of all of the Purchased Securities and Purchased Loans as of such Business Day;

                  (ii) second, to make a payment to Buyer pro rata on account of the Repurchase Price of the Purchased Securities or the Purchased Loans in respect of which the CF Sweep Event occurred, until the Repurchase Price for such Purchased Securities or such Purchased Loans has been reduced to the Target Price for such Purchased Securities or such Purchased Loans as of the date of such payment (as determined by Buyer after giving effect to such remittance);

                  (iii) third, to make a payment to Buyer pro rata on account of the Repurchase Price of any other Purchased Securities or Purchased Loans for which a CF Sweep Event shall not have occurred and as to which the Repurchase Price exceeds the Target Price, until the aggregate Repurchase Price for all of the Purchased Securities and all of the Purchased Loans has been reduced to the aggregate Target Price for all of the Purchased Securities and Purchased Loans as of the date of such payment (as determined by Buyer after giving effect to such remittance); and

                  (iv)  fourth, to remit to Seller the remainder.

         (f) If an Event of Default shall have occurred and be continuing, all Income received by the Depository in respect of the Purchased Securities and the Purchased Loans and the associated Hedging Transactions shall be applied by the Depository on the Business Day next following the Business Day on which such funds are deposited in the Cash Management Account as follows:

                  (i) first, to remit to Buyer an amount equal to the Price Differential which has accrued and is outstanding in respect of all of the Purchased Securities and Purchased Loans as of such Business Day;

                  (ii) second, to make a payment to Buyer pro rata on account of the Repurchase Price of the Purchased Securities and Purchased Loans until the Repurchase Price for all of the Purchased Securities in all Rating Categories and all of the Purchased Loans in all Collateral Type Groupings has been reduced to zero; and

                  (iii) third, to remit to Seller the remainder.

6        SECURITY INTEREST

         Paragraph 6 of the Agreement is hereby modified in its entirety to read as follows:

               The Buyer and Seller intend that all Transactions hereunder be sales to the Buyer of the Purchased Securities and Purchased Loans and not loans from the Buyer to Seller secured by the Purchased Securities and Purchased Loans. However, in the event any such Transaction is deemed to be a loan, Seller hereby pledges all of its right, title, and interest in, to and under and grants a first priority lien on, and security interest in, all of the following property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located (collectively, the "Collateral") to the Buyer to secure the payment and performance of all other amounts or obligations owing to the Buyer pursuant to this Agreement and the related documents described herein:

         (a) the Purchased Securities purchased pursuant to this Agreement and all "securities accounts" created in connection therewith (as defined in Section 8-501(a) of the UCC) to which any or all of such Purchased Securities are credited;

         (b) the Purchased Loans purchased pursuant to this Agreement, Servicing Agreements in connection with this Agreement, Servicing Records in connection with this Agreement, insurance relating to such Purchased Loans, and collection and escrow accounts relating to such Purchased Loans;

         (c) the Cash Management Account created in connection with this Agreement and all monies from time to time on deposit in such Cash Management Account;

         (d) all "general intangibles", "accounts" and "chattel paper" as defined in the UCC relating to or constituting any and all of the foregoing; and

         (e) all replacements, substitutions or distributions on or proceeds, payments, Income and profits of, and records (but excluding any financial models or other proprietary information) and files relating to any and all of any of the foregoing.

The Buyer's security interest in the Collateral shall terminate only upon termination of the Seller's obligations under this Agreement and the documents delivered in connection herewith and therewith. For purposes of the grant of the security interest pursuant to Paragraph 6 of the Agreement, the Agreement shall be deemed to constitute a security agreement under the New York Uniform Commercial Code (the "UCC"). Buyer shall have all of the rights and may exercise all of the remedies of a secured creditor under the UCC and the other laws of the State of New York. In furtherance of the foregoing, (a) Seller, at its sole cost and expense, shall cause to be filed in such locations as may be necessary to perfect and maintain perfection and priority of the security interest granted hereby, UCC-1 financing statements and continuation statements (collectively, the "Filings"), and shall forward copies of such Filings to Buyer upon completion thereof, and (b) Seller shall from time to time take such further actions as may be reasonably requested by Buyer to maintain and continue the perfection and priority of the security interest granted hereby (including marking its records and files to evidence the interests granted to Buyer hereunder).

7        PAYMENT, TRANSFER AND CUSTODY

         The provisions of Paragraph 7 of the Agreement are hereby modified and superseded in their respective entireties by the following provisions of this
Section 7; provided that, with respect to any Purchased Loans that are English Loans, this Section 7 of Annex I shall be superseded by the English Loan
Supplement:

         (a) On the Purchase Date for each Transaction, ownership of the Portfolio Securities and/or Purchased Loans shall be transferred to Buyer or its designee (including the Custodian) against the simultaneous transfer of the Purchase Price to an account of Seller specified in the Confirmation relating to such Transaction.

         (b) On or prior to the applicable Purchase Date, the Seller shall deliver the related Portfolio Securities re-registered in the name of the Buyer or other designee of the Buyer in accordance with the Custodial Agreement (or, subject to the approval of Buyer, together with documentation sufficient to permit the re-registration of the Purchased Securities by the Buyer in the name of the Buyer or other designee of the Buyer) and the Buyer or its other designee shall have all rights of conversions, exchange, subscription and any other rights, privileges and options pertaining to such Portfolio Securities as the owner thereof, and in connection therewith, the right to deposit and deliver any and all of such Portfolio Securities with any committee, depositary transfer, agent, register or other designated agency upon such terms and conditions as the Buyer may determine. The Portfolio Securities shall be held by the Buyer or its designee, as exclusive bailee and agent for the Buyer, either directly or through the facilities of a Relevant System, as "securities intermediary" (as defined in Section 8-102(a)(14) of the UCC and 31 C.F.R.
Section 357.2) and credited to the "securities account" (as defined in Section 8-501(a) of the UCC) of the Buyer. The Buyer, as "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC) with respect to such Portfolio Securities, shall be entitled to receive all cash dividends and distributions paid in respect thereof. Any such dividends or distributions with respect to such Portfolio Securities received by the Seller shall be promptly remitted to the Cash Management Account.

         (c) With respect to the Portfolio Securities that shall be delivered or held in uncertificated form and the ownership of which is registered on books maintained by the issuer thereof or its transfer agent, the Seller shall cause the registration of such security or other item of investment property in the name of Buyer or its designee and at the request of the Buyer, shall take such other and further steps, and shall execute and deliver such documents or instruments necessary in the reasonable opinion of the Buyer, to effect a legally valid transfer to Buyer hereunder. With respect to such Portfolio Securities that shall be delivered or held in definitive, certificated form, the Seller shall deliver to the Buyer or its designee (which shall be the Custodian initially) the original of the relevant certificate registered in the name of the Buyer or its designee (or, subject to the approval of Buyer, together with documentation sufficient to permit the re-registration of the Purchased Securities by the Buyer in the name of the Buyer or other designee of the Buyer). Unless otherwise instructed by Buyer, any delivery of a security or other item of investment property in definitive, certificated form shall be made to the Custodian. With respect to such Portfolio Securities that shall be delivered through a Relevant System in book entry form and credited to or otherwise held in a securities account, the Seller shall take such actions necessary to provide instruction to the relevant financial institution or other entity, which instruction shall be sufficient if complied with to register the transfer of such Portfolio Securities from Seller to Buyer or its designee. In connection with any account to which such Portfolio Securities are credited or otherwise held, the Seller shall execute and deliver such other and further documents or instruments necessary, in the reasonable opinion of the Buyer, to effect a legally valid transfer to Buyer hereunder. Any account to which such Portfolio Securities are credited or otherwise held shall be designated in accordance with the Custodial Agreement or such variation thereon as the Buyer may direct. Any delivery of such Portfolio Security in accordance with this paragraph, or any other method acceptable to the Buyer, shall be sufficient to cause the Buyer to be the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC) with respect to such Portfolio Securities and, if the Transaction is recharacterized as a secured financing, to have a perfected first priority security interest therein. No Portfolio Securities, whether certificated or uncertificated, shall remain in the name, or possession, of Seller or any of its agents or in any securities account in the name of Seller or any of its agents.

         (d) As a condition to Buyer's purchase of any Securities, Seller shall deliver to Buyer on or prior to the Purchase Date with respect to such
Securities:

                           (A) copies of the executed Securitization Document governing such Securities, and the offering documents related to such Securities, each certified by the Seller as a true, correct and complete copy of the original document delivered to the Seller, and any ancillary documents required to be delivered to holders of the Securities under such Securitization Document;

                           (B) one or more officer's certificates with respect to the completeness of the documents delivered as may be reasonably requested by Buyer,

                           (C) an instruction letter from the Seller to the Trustee under such Securitization Document, instructing the Trustee to remit all sums required to be remitted to the holder of such Securities under such Securitization Document to the Depository or as otherwise directed in a written notice signed by Seller and Buyer,

                           (D) copies of all distribution statements, if any, delivered to the Seller pursuant to such Securitization Document during the three-month period immediately preceding such Purchase Date, and

                           (E) any other documents or instruments necessary in the reasonable opinion of the Buyer to consummate the sale of such Securities to the Buyer or, if such Transaction is recharacterized as a secured financing, to create and perfect in favor of Buyer a valid perfected first priority security interest in such Securities.

         (e) On or before each Purchase Date with respect to each Purchased Loan, Seller shall deliver or cause to be delivered to Buyer or its designee the Custodial Delivery in the form attached hereto as Exhibit IV. On or before each Purchase Date, with respect to each Table Funded Purchased Loan, the Seller shall cause the Settlement Agent to deliver to the Custodian by facsimile the related Mortgage Note, the Insured Closing Letter and Escrow Instructions, and a Settlement Agent trust receipt issued thereunder. In connection with each sale, transfer, conveyance and assignment of a Purchased Loan, on or prior to each Purchase Date with respect to such Purchased Loan (other than a Table Funded Purchased Loan) or by not later than 12:00 p.m. (New York time) on the third Business Day following the applicable Purchase Date with respect to each Table Funded Purchased Loan, the Seller shall deliver or cause to be delivered and released to the Custodian the following original documents (collectively, the "Purchased Loan File"), pertaining to each of the Purchased Loans identified in the Custodial Delivery delivered therewith:

         With respect to each Purchased Loan secured by a Mortgage:

                  (i) The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________ without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized Person (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Purchased Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]").

                  (ii) The original of any guarantee executed in connection with the Mortgage Note (if any).

                  (iii) The original Mortgage with evidence of recording thereon, or a copy thereof together with an officer's certificate of Seller certifying that such represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

                  (iv) The originals of all assumption, modification, consolidation or extension agreements with evidence of recording thereon, or copies thereof together with an officer's certificate of Seller certifying that such represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

                  (v) The original Assignment of Mortgage in blank for each Purchased Loan, in form and substance acceptable for recording and signed in the name of the Last Endorsee (in the event that the Purchased Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Purchased Loan was acquired or originated while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]").

                  (vi) The originals of all intervening assignments of mortgage with evidence of recording thereon, or copies thereof together with an officer's certificate of Seller certifying that such represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

                  (vii) The original attorney's opinion of title and abstract of title or the original mortgagee title insurance policy, or if the original mortgagee title insurance policy has not been issued, the irrevocable marked commitment to issue the same.

                  (viii) The original of any security agreement, chattel mortgage or equivalent document executed in connection with the Purchased Loan.

                  (ix) The original assignment of leases and rents, if any, with evidence of recording thereon, or a copy thereof together with an officer's certificate of Seller, certifying that such copy represents a true and correct copy of the original that has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

                  (x) The originals of all intervening assignments of assignment of leases and rents, if any, or copies thereof, with evidence of recording thereon.

                  (xi) A copy of the UCC-1 financing statements, certified as true and correct by Seller, and all necessary UCC-3 continuation statements with evidence of filing thereon or copies thereof certified by Seller to have been sent for filing, and UCC-3 assignments executed by Seller in blank, which UCC-3 assignments shall be in form and substance acceptable for filing.

                  (xii)   An environmental indemnity agreement (if any).

                  (xiii)  An omnibus assignment in blank (if any).

                  (xiv) A disbursement letter from the Mortgagor to the original mortgagee (if any).

                  (xv) Mortgagor's certificate or title affidavit (if any).

                  (xvi) A survey of the Mortgaged Property (if any) as accepted by the title company for issuance of the Title Policy.

                  (xvii) A copy of the Mortgagor's opinion of counsel (if any).

                  (xviii) An assignment of permits, contracts and agreements (if any).

         With respect to each Purchased Loan which is a mezzanine loan secured by a pledge of the entire equity ownership interest in an entity that owns a multifamily or commercial property:

                  (i) The original Mezzanine Note signed in connection with the Purchased Loan bearing all intervening endorsements, endorsed "Pay to the order of __________ without recourse" and signed in the name of the Last Endorsee by an authorized Person (in the event that the Mezzanine Note was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Purchased Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]").

                  (ii) The original of the loan agreement and the guarantee, if any, executed in connection with the Purchased Loan.

                  (iii) The original intercreditor or loan coordination agreement, if any, executed in connection with the Purchased Loan.

                  (iv) The original security agreement executed in connection with the Purchased Loan.

                  (v) Copies of all documents relating to the formation and organization of the borrower of such Purchased Loan, together with all consents and resolutions delivered in connection with such borrower's obtaining the Purchased Loan.

                  (vi) All other documents and instruments evidencing, guaranteeing, insuring or otherwise constituting or modifying or otherwise affecting such Purchased Loan, or otherwise executed or delivered in connection with, or otherwise relating to, such Purchased Loan, including all documents establishing or implementing any lockbox pursuant to which Seller is entitled to receive any payments from cash flow of the underlying real property.

                  (vii) The assignment of Purchased Loan sufficient to transfer to Buyer all of Seller's rights, title and interest in and to the Purchased Loan.

                  (viii) A copy of the borrower's opinion of counsel (if any).

                  (ix) A copy of the UCC-1 financing statements, certified as true and correct by the Seller, and all necessary UCC-3 continuation statements with evidence of filing thereon or copies thereof certified by the Seller to have been sent for filing, and UCC-3 assignments executed by the Seller in blank, which UCC-3 assignments shall be in form and substance acceptable for filing.

                  (x) The original certificates representing the pledged equity interests (if any).

                  (xi) Stock powers relating to each pledged equity interest, executed in blank, if an original stock certificate is provided.

                  (xii) Assignment of any management agreements, agreements among equity interest holders or other material contracts.

                  (xiii) If no original stock certificate is provided, evidence (which may be an officer's certificate confirming such circumstances) that the pledged ownership interests have been transferred to, or otherwise made subject to a first priority security interest in favor of, the Seller.

         With respect to each Purchased Loan which consists of a preferred equity interest in an entity that owns a multifamily or commercial property (the "Property Owner"):

                  (i) An fully executed counterpart of the organizational agreement of the Property Owner, together with all amendments thereof;

                  (ii) Copies of all other documents relating to the formation and organization of the Property Owner;

                  (iii) The original of any agreement entered into between the holder of such preferred equity interest and any creditor of the Property Owner;

                  (iv) Copies of all consents and resolutions, if any, delivered in connection with the origination of such
         Purchased Loan;

                  (v) All other documents and instruments evidencing, guaranteeing, insuring or otherwise constituting or modifying or otherwise affecting such Purchased Loan, or otherwise executed or delivered in connection with, or otherwise relating to, such Purchased Loan, including all documents establishing or implementing any lockbox pursuant to which Seller is entitled to receive any payments from cash flow of the underlying real property or setting forth any representations and warranties to induce the funding of the Purchased Loan or providing the holder of the Purchased Loan with any option or other pre-emptive rights;

                  (vi) The assignment of Purchased Loan sufficient to transfer to Buyer all of Seller's rights, title and interest in and to the Purchased Loan, together with any necessary consents for such assignment and transfer (if not already provided for in the organizational agreement of Property Owner);

                  (vii) A copy of any opinion of counsel delivered in connection with the origination of such Purchased Loan;

                  (viii) The original certificates representing the pledged equity interests (if any);

                  (ix) Stock powers relating to each pledged equity interest, executed in blank, if an original stock certificate is provided;

                  (x) Assignment of any management agreements, agreements among equity interest holders, or other material contracts;

                  (xi) If no original stock certificate is provided, evidence (which may be an officer's certificate confirming such circumstances) that the preferred equity interests have been transferred to, or otherwise made subject to a first priority security interest in favor of, the Seller;

                  (xii) For any mortgage, deed of trust, or other real property security instrument to which Property Owner is a party or its assets are subject, copies of the documents that this agreement would require Seller to deliver to Buyer for a purchased Mortgage Loan, but excluding any assignment documents in favor of Buyer; and

                  (xiii) If obtained for the Purchased Loan and not already included in "xii," then a copy of a mezzanine lender endorsement relating to Property Owner's policy of title insurance, identifying the holder of the Purchased Loan as the beneficiary of such endorsement.

         With respect to each Purchased Loan which is a junior participation interest (including a junior or "B" note) in a commercial mortgage loan secured by a first lien on a multifamily or commercial property;

                  (i) Originals or copies of all of the applicable documents described above with respect to a Purchased Loan secured by a Mortgage.

                  (ii) The original of any participation agreement, intercreditor agreement and/or servicing agreement executed in connection with the Purchased Loan.

                  (iii) The assignment of Purchased Loan sufficient to transfer to Buyer all of Seller's Preferred Equity rights, title and interest in and to the Purchased Loan.

From time to time, Seller shall forward to the Custodian additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of a Purchased Loan approved in accordance with the terms of the Agreement, and upon receipt of any such other documents, the Custodian shall hold such other documents as Buyer shall request from time to time. With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to Seller in time to permit their delivery hereunder at the time required, in lieu of delivering such original documents, Seller shall deliver to Buyer a true copy thereof with an officer's certificate certifying that such copy is a true, correct and complete copy of the original, which has been transmitted for recordation. Seller shall deliver such original documents to the Custodian promptly when they are received. With respect to all of the Purchased Loans delivered by Seller to Buyer or its designee (including the Custodian), Seller shall execute an omnibus power of attorney substantially in the form of Exhibit V attached hereto irrevocably appointing Buyer its attorney-in-fact with full power upon the occurrence and during the continuance of an Event of Default to
(i) complete and record the Assignment of Mortgage, (ii) complete the endorsement of the Mortgage Note or Mezzanine Note and (iii) take such other steps as may be necessary or desirable to enforce Buyer's rights against such Purchased Loans and the related Purchased Loan Files and the Servicing Records. Buyer shall deposit the Purchased Loan Files representing the Purchased Loans, or direct that the Purchased Loan Files be deposited directly, with the Custodian. The Purchased Loan Files shall be maintained in accordance with the Custodial Agreement. Any Purchased Loan Files not delivered to Buyer or its designee (including the Custodian) are and shall be held in trust by Seller or its designee for the benefit of Buyer as the owner thereof. Seller or its designee shall maintain a copy of the Purchased Loan File and the originals of the Purchased Loan File not delivered to Buyer or its designee. The possession of the Purchased Loan File by Seller or its designee is at the will of the Buyer for the sole purpose of servicing the related Purchased Loan, and such retention and possession by the Seller or its designee is in a custodial capacity only. The books and records (including, without limitation, any computer records or tapes) of Seller or its designee shall be marked appropriately to reflect clearly the sale of the related Purchased Loan to Buyer. Seller or its designee (including the Custodian) shall release its custody of the Purchased Loan File only in accordance with written instructions from Buyer, unless such release is required as incidental to the servicing of the Purchased Loans or is in connection with a repurchase of any Purchased Loan by Seller.

         (f) Unless an Event of Default on the part of Seller shall have occurred and be continuing, Buyer shall exercise all voting and corporate rights with respect to the Portfolio Securities in accordance with Seller's written instructions; provided, however, that Buyer shall not be required to follow Seller's instructions concerning any vote or corporate right if doing so would, in Buyer's good faith reasonable business judgment, impair the Purchased Securities or be inconsistent with or result in any violation of any provision of the Transaction Documents. Upon the occurrence and during the continuation of an Event of Default on the part of Seller, Buyer shall be entitled to exercise all voting and corporate rights with respect to the Portfolio Securities without regard to Seller's instructions (including, but not limited to, if an Act of Insolvency shall occur with respect to Seller or the Sponsor, to the extent Seller controls or is entitled to control selection of the special servicer, Buyer may transfer such special servicing to an entity satisfactory to Buyer).

8        SALE, TRANSFER, HYPOTHECATION OR PLEDGE OF PURCHASED SECURITIES

         The provisions of Paragraph 8 of the Agreement are hereby modified and superseded in their respective entireties by the following provisions of this
Section 8:

         (a) Title to all Purchased Securities and Purchased Loans shall pass to Buyer on the applicable Purchase Date, and Buyer shall have free and unrestricted use of all Purchased Securities and Purchased Loans. Nothing in the Agreement or any other Transaction Document shall preclude Buyer from engaging in repurchase transactions with the Purchased Securities and Purchased Loans or otherwise selling, transferring, pledging, repledging, hypothecating, or rehypothecating the Purchased Securities and Purchased Loans, but no such transaction shall relieve Buyer of its obligations under Section 17 or Buyer's obligations to transfer the Purchased Securities and/or Purchased Loans to Seller pursuant to Sections 3 or 14 of this Annex I or of Buyer's obligation to credit or pay Income to, or apply Income to the obligations of, Seller pursuant to Section 5 hereof.

         (b) Nothing contained in the Agreement or any other Transaction Document shall obligate Buyer to segregate any Purchased Security or Purchased Loan delivered to Buyer by Seller. Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, no Purchased Security or Purchased Loan shall remain in the custody of the Seller or an Affiliate of the Seller.

9        SUBSTITUTION

         Paragraph 9 of the Agreement ("Substitution") is hereby deleted in its entirety and replaced by the following:

         (a) In the case of any Transaction for which the Repurchase Date is other than the Business Day immediately following the Purchase Date and with respect to which Seller does not have any existing right to substitute substantially the same Eligible Loans or Eligible Securities for the Purchased Loans or Purchased Securities, respectively, Seller shall have the right, subject to the proviso to this sentence, upon notice to Buyer, which notice shall be given at or prior to 10:00 a.m. (New York time) on such Business Day, to substitute substantially the same Eligible Loans or Eligible Securities for any Purchased Loans or Purchased Securities, respectively, provided, however, that Buyer may elect, in the exercise of its good faith business judgment, by the close of business on the Business Day notice is received, or by the close of the next Business Day if notice is given after 10:00 a.m. (New York time) on such day, not to accept such substitution. In the event such substitution is accepted by Buyer, such substitution shall be made by Seller's transfer to Buyer of such other Eligible Loans or Eligible Securities and Buyer's transfer to Seller of such Purchased Loans or Purchased Securities, respectively, and after substitution, the substituted Eligible Loans or Eligible Securities shall be deemed to be Purchased Loans or Purchased Securities, respectively. In the event Buyer elects not to accept such substitution, Buyer shall offer Seller the right to terminate the Transaction.

         (b) In the event Seller exercises its right to substitute or terminate under sub-paragraph (a), Seller shall be obligated to pay to Buyer, by the close of the Business Day of such substitution or termination, as the case may be, an amount equal to (A) Buyer's actual out-of-pocket cost (including all fees, expenses and commissions) of (i) entering into replacement transactions;
(ii) entering into or terminating hedge transactions; and/or (iii) terminating transactions or substituting mortgage loans in like transactions with third parties in connection with or as a result of such substitution or termination, and (B) to the extent Buyer determines not to enter replacement transactions, the loss incurred by Buyer directly arising or resulting from such substitution or termination. The foregoing amounts shall be solely determined and calculated by Buyer in good faith, with such calculations provided to Seller in writing prior to the closing of such substitution or termination.

10       REPRESENTATIONS

         (a) In addition to the representations and warranties appearing in Paragraph 10 of the Agreement, Seller represents and warrants to Buyer that as of the Purchase Date for the purchase of any Purchased Securities or Purchased Loans by Buyer from Seller and any Transaction thereunder and as of the date of the Agreement and at all times while the Agreement and any Transaction thereunder is in full force and effect:

                  (i) Organization. Seller is duly organized, validly existing and in good standing under the laws and regulations of the state of Seller's organization and is duly licensed, qualified, and in good standing in every state where such licensing or qualification is necessary for the transaction of Seller's business. Seller has the power to own and hold the assets it purports to own and hold, and to carry on its business as now being conducted and proposed to be conducted, and has the power to execute, deliver, and perform its obligations under the Agreement and the other Transaction Documents.

                  (ii) Due Execution; Enforceability. The Transaction Documents have been duly executed and delivered by Seller, for good and valuable consideration. The Transaction Documents constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms subject to bankruptcy, insolvency, and other limitations on creditors' rights generally and to equitable principles.

                  (iii) Non-Contravention. Neither the execution and delivery of the Transaction Documents, nor consummation by Seller of the transactions contemplated by the Transaction Documents (or any of them), nor compliance by Seller with the terms, conditions and provisions of the Transaction Documents (or any of them) will conflict with or result in a breach of any of the terms, conditions or provisions of (i) the limited liability company agreement of Seller,
         (ii) any contractual obligation to which Seller is now a party or the rights under which have been assigned to Seller or the obligations under which have been assumed by Seller or to which the assets of Seller are subject or constitute a default thereunder, or result thereunder in the creation or imposition of any lien upon any of the assets of Seller, other than pursuant to the Transaction Documents,
         (iii) any judgment or order, writ, injunction, decree or demand of any court applicable to Seller, or (iv) any applicable Requirement of Law. Seller has all necessary licenses, permits and other consents from Governmental Authorities necessary to acquire, own and sell the Portfolio Collateral and for the performance of its obligations under the Transaction Documents.

                  (iv) Litigation; Requirements of Law. There is no action, suit, proceeding, investigation, or arbitration pending or, to the best knowledge of Seller, threatened against Seller, the Sponsor or any of their respective assets, which may result in any material adverse change in the business, operations, financial condition, properties, or assets of Seller or the Sponsor, or which may have an adverse effect on the validity of the Transaction Documents or the Purchased Securities or any action taken or to be taken in connection with the obligations of Seller under any of the Transaction Documents. Seller is in compliance in all material respects with all Requirements of Law. Neither Seller nor the Sponsor is in default in any material respect with respect to any judgment, order, writ, injunction, decree, rule or regulation of any arbitrator or Governmental Authority.

                  (v) No Broker. Seller has not dealt with any broker, investment banker, agent, or other Person (other than Buyer or an Affiliate of Buyer) who may be entitled to any commission or compensation in connection with the sale of Purchased Securities pursuant to any of the Transaction Documents.

                  (vi) Good Title to Purchased Securities and Purchased Loans. Immediately prior to the purchase of any Purchased Securities or Purchased Loans by Buyer from Seller, such Purchased Securities and Purchased Loans are free and clear of any lien, encumbrance or impediment to transfer (including any "adverse claim" as defined in Section 8-102(a)(1) of the UCC), and Seller is the record and beneficial owner of and has good and marketable title to and the right to sell and transfer such Purchased Securities and Purchased Loans to Buyer and, upon transfer of such Purchased Securities or Purchased Loans to Buyer, Buyer shall be the owner of such Purchased Securities and Purchased Loans free of any adverse claim. In the event the related Transaction is recharacterized as a secured financing of the Purchased Securities or Purchased Loans, the provisions of the Agreement are effective to create in favor of the Buyer a valid security interest in all rights, title and interest of the Seller in, to and under the Collateral and the Buyer shall have a valid, perfected first priority security interest in the Purchased Securities or Purchased Loans (and without limitation on the foregoing, the Buyer, as entitlement holder, shall have a "security entitlement" to the Purchased Securities).

                  (vii) No Default. No Default or Event of Default exists under or with respect to the Transaction Documents.

                  (viii) Representations in Securitization Documents. All of the Purchased Securities have been validly issued and are fully paid and non-assessable and not subject to preemptive rights and have been offered, issued and sold in compliance with all Requirements of Law. To the extent that an Affiliate of the Seller is a party thereto, the Securitization Documents are genuine, in full force and effect and the legal, valid and binding obligation of such Affiliate enforceable in accordance with their terms. The Securitization Documents have not been altered or modified in any material respect, except as disclosed to the Buyer in writing. The Seller has not waived the performance of any action or any default, breach or violation resulting from action or inaction under a Securitization Document and has not been made aware of any such waiver. Except as disclosed to the Buyer in writing, there is no default, breach, violation or event of acceleration existing under a Securitization Document and no event has occurred which, with the passage of time or giving of notice or both and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder. Each Purchased Security is freely assignable and the related Securitization Document permits the Seller to sell, assign or pledge such Purchased Security.

                  (ix) Representations and Warranties Regarding Purchased Loans; Delivery of Purchased Loan File. Seller represents and warrants to the Buyer that each Purchased Loan sold hereunder and each pool of Purchased Loans sold in a Transaction hereunder, as of each Purchase Date for a Transaction conform to the applicable representations and warranties set forth in Exhibit VI attached hereto (or, in relation to an English Loan, Exhibit 1 to the English Loan Supplement), except as disclosed to the Buyer in writing. It is understood and agreed that the representations and warranties set forth in Exhibit VI (or, in relation to an English Loan, in Exhibit 1 of the English Loan Supplement) hereto, if any, shall survive delivery of the respective Purchased Loan File to Buyer or its designee (including the Custodian). With respect to each Purchased Loan, the Mortgage Note or Mezzanine Note, the Mortgage (if any), the Assignment of Mortgage (if any) and any other documents required to be delivered under this Agreement and the Custodial Agreement for such Purchased Loan have been delivered to the Buyer or the Custodian on its behalf. Seller or its designee is in possession of a complete, true and accurate Purchased Loan File with respect to each Purchased Loan, except for such documents the originals of which have been delivered to the Custodian.

                  (x) Adequate Capitalization; No Fraudulent Transfer. Seller has, as of such Purchase Date, adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations. Seller is generally able to pay, and as of the date hereof is paying, its debts as they come due. Seller has not become, or is presently, financially insolvent nor will Seller be made insolvent by virtue of Seller's execution of or performance under any of the Transaction Documents within the meaning of the bankruptcy laws or the insolvency laws of any jurisdiction. Seller has not entered into any Transaction Document or any Transaction pursuant thereto in contemplation of insolvency or with intent to hinder, delay or defraud any creditor.

                  (xi) Consents. No consent, approval or other action of, or filing by Seller with, any Governmental Authority or any other Person is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of any of the Transaction Documents (other than consents, approvals and filings that have been obtained or made, as applicable).

                  (xii) Members. Seller does not have any members other than the Sponsor.

                  (xiii) Organizational Documents. Seller has delivered to Buyer certified copies of its certificate of formation and limited liability company agreement, together with all amendments thereto and certified copies of its sole member's organizational document, together with all amendments thereto.

                  (xiv) No Encumbrances. There are (i) no outstanding rights, options, warrants or agreements on the part of Seller for a purchase, sale or issuance, in connection with the Purchased Securities or Purchased Loans, (ii) no agreements on the part of the Seller to issue, sell or distribute the Purchased Securities or Purchased Loans, and (iii) no obligations on the part of the Seller (contingent or otherwise) to purchase, redeem or otherwise acquire any securities or any interest therein or to pay any dividend or make any distribution in respect of the Purchased Securities.

                  (xv) Federal Regulations. Seller is not (A) an "investment company," or a company "controlled by an investment company," within the meaning of the Investment Company Act of 1940, as amended, or (B) a "holding company," or a "subsidiary company of a holding company," or an "affiliate" of either a "holding company" or a "subsidiary company of a holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

                  (xvi) Taxes. Seller has filed or caused to be filed all tax returns which to the knowledge of Seller would be delinquent if they had not been filed on or before the date hereof and has paid all taxes shown to be due and payable on or before the date hereof on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it and any of its assets by any Governmental Authority; no tax liens have been filed against any of Seller's assets and, to Seller's knowledge, no claims are being asserted with respect to any such taxes, fees or other charges.

                  (xvii) ERISA. Seller does not have any Plans or any ERISA Affiliates and makes no contributions to any Plans or any Multiemployer Plans.

                  (xviii) Judgments/Bankruptcy. Except as disclosed in writing to Buyer, there are no judgments against Seller or the Managing Member unsatisfied of record or docketed in any court located in the United States of America and no Act of Insolvency has ever occurred with respect to Seller or the Managing Member.

                  (xix) Full and Accurate Disclosure. No information contained in the Transaction Documents, or any written statement furnished by or on behalf of Seller pursuant to the terms of the Transaction Documents, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

                  (xx) Financial Information. All financial data concerning Seller and the Purchased Securities and Purchased Loans that has been delivered by or on behalf of Seller to Buyer is true, complete and correct in all material respects and has been prepared in accordance with GAAP. Since the delivery of such data, except as otherwise disclosed in writing to Buyer, there has been no change in the financial position of Seller or the Purchased Securities and Purchased Loans, or in the results of operations of Seller, which change is reasonably likely to have in a material adverse effect on Seller.

                  (xxi) Chief Executive Office. On the date of the Agreement, the Seller's chief executive office and principal place of business is located at 40 East 52nd Street, New York, New York. The location where the Seller keeps its books and records, including all computer tapes and records relating to the Collateral is its chief executive office.

         (b) On the Purchase Date for any Transaction, Seller shall be deemed to have made all of the representations set forth in Section 10(a) of this Annex I as of such Purchase Date.

11       NEGATIVE COVENANTS OF SELLER

         On and as of the date hereof and each Purchase Date and until the Agreement and this Annex I are no longer in force with respect to any Transaction, Seller shall not without the prior written consent of the Buyer:

         (a) take any action which would directly or indirectly impair or adversely affect Buyer's title to the Purchased Securities or the Purchased Loans;

         (b) transfer, assign, convey, grant, bargain, sell, set over, deliver or otherwise dispose of, or pledge or hypothecate, directly or indirectly, any interest in the Purchased Securities or the Purchased Loans (or any of them) to any Person other than Buyer, or engage in repurchase transactions or similar transactions with respect to the Purchased Securities or Purchased Loans (or any of them) with any Person other than Buyer;

         (c) with respect to any Purchased Securities purchased by Buyer where the Related Securities are owned by the Seller or an Affiliate of the Seller, transfer, assign, convey, grant, bargain, sell, set over, deliver or otherwise dispose of or pledge or hypothecate, directly or indirectly, any interest in the Related Securities (it being understood that for purposes of this provision Related Securities shall include (a) the securities issued in a "real estate mortgage investment conduit" transaction which have no rating and (b) if such unrated securities do not entitle the holder thereof to control the selection of the special servicer for the mortgage loans underlying such Purchased Securities, the securities which have a rating and entitle the holder thereof to control the selection of the special servicer for the mortgage loans underlying such Purchased Securities); provided however, that this subsection
(c) shall not apply or be operative as to any Purchased Securities as to which Seller has delivered an agreement reasonably satisfactory to Buyer irrevocably conveying and transferring to Buyer the right to control the selection of the special servicer for the related mortgage loans;

         (d) create, incur or permit to exist any lien, encumbrance or security interest in or on the Portfolio Securities or the Purchased Loans, except as described in Paragraph 6 of the Agreement;

         (e) create, incur or permit to exist any lien, encumbrance or security interest in or on any of the other Collateral subject to the security interest granted by Seller pursuant to Paragraph 6 of the Agreement;

         (f) modify or terminate any of the organizational documents of Seller;

         (g) consent or assent to any amendment or supplement to, or termination of, any Securitization Document, any note, loan agreement, mortgage or guaranty relating to the Purchased Loans or other material agreement or instrument relating to the Portfolio Securities or the Purchased Loans other than in accordance with Section 7(f) or a Permitted Purchased Loan Modification; provided, that for purposes of this Section 11(g) only, the Buyer agrees to not unreasonably withhold, delay or condition a written request from the Seller to consent to an amendment to a Purchased Loan and to respond to any such written request within ten (10) Business Days;

         (h) subject to Section 12(r), admit any additional members in Seller, or permit the sole member in Seller to assign or transfer all or any portion of its member interest in Seller;

         (i) at any time after an Event of Default on the part of Seller, has occurred and is continuing, vote or take any action to permit any rights afforded to a holder of the Portfolio Securities under the related Securitization Documents; or

         (j) after the occurrence and during the continuation of any Default or Event of Default, make any distribution, payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity or ownership interest of Seller, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Seller.

12       AFFIRMATIVE COVENANTS OF SELLER

         (a) Seller shall promptly notify Buyer of any material adverse change in its business operations and/or financial condition; provided, however, that nothing in this Section 12 shall relieve Seller of its obligations under the Agreement.

         (b) Seller shall provide Buyer with copies of such documents as Buyer may reasonably request evidencing the truthfulness of the representations set forth in Section 10.

         (c) Seller (1) shall defend the right, title and interest of the Buyer in and to the Collateral against, and take such other action as is necessary to remove, the Liens, security interests, claims and demands of all Persons (other than security interests by or through Buyer) and (2) shall, at Buyer's reasonable request, take all action necessary to ensure that Buyer will have a first priority security interest in the Portfolio Securities and Purchased Loans subject to any of the Transactions in the event such Transactions are recharacterized as secured financings.

         (d) Seller shall notify Buyer and the Depository of the occurrence of any Default or Event of Default with respect to Seller as soon as possible but in no event later than the second (2nd) Business Day after obtaining actual knowledge of such event.

         (e) Seller shall, at all times with respect to Purchased Securities then subject to Transactions, cause the special servicer rating of the special servicer with respect to all mortgage loans underlying such Purchased Security to be no lower than "above-average" by Standard & Poor's Ratings Group. If an Act of Insolvency occurs with respect to Seller or Sponsor, Seller shall permit Buyer to transfer special servicing with respect to all mortgage loans underlying the Portfolio Securities to an entity satisfactory to Buyer at Seller's expense, to the extent the Seller controls or is entitled to control the selection of the special servicer. If the Purchased Securities at any time do not entitle the holder of such Purchased Securities to control the selection of the special servicer for the related mortgage loans (i.e. such securities are not the controlling class) and the Seller shall not have (i) caused ownership of the Related Securities to be transferred to the Seller simultaneous with or prior to the purchase of the Purchased Securities by Buyer and (ii) delivered to the Buyer a power of attorney and any other documentation reasonably required by the Buyer sufficient to permit the Buyer upon the occurrence and during the continuance of an Event of Default to register the transfer of the Related Securities from Seller to Buyer or its designee, then Seller shall either

                  (x) deliver an agreement reasonably satisfactory to Buyer irrevocably conveying and transferring to Buyer the right to control the selection of the special servicer for the related mortgage loans or

                  (y) upon request of Buyer, terminate the related Transaction on demand pursuant to and in accordance with Section 3(d) of this Annex I.

         (f) Seller shall maintain a hedging strategy acceptable to Buyer. At any time Transactions are outstanding between Buyer and Seller hereunder, Seller shall deliver to Buyer on a monthly basis by not later than the fifteenth (15th) day of each month and upon written request of Buyer more frequently within two (2) Business Days of request a written report describing in reasonable detail the hedging strategy maintained by the Sponsor for the Sponsor and its Affiliates (including the Seller) and the Hedging Transactions with hedge counterparties entered into or proposed to be entered into in furtherance of such strategy. Seller acknowledges and agrees that upon the occurrence and during the continuance of an Event of Default under this Agreement, Buyer may enter into Hedging Transactions at the reasonable expense of the Seller designed to hedge against interest rate risk and achieve interest rate protection with respect to the Purchased Loans and the Purchased Securities.

         (g) Seller shall promptly (and in any event not later than two (2) Business Days following receipt) deliver to Buyer (i) any notice of the occurrence of an event of default under or report received by or required to be delivered by Seller pursuant to the Securitization Documents; (ii) any notice of transfer of servicing under the Securitization Documents and (iii) any other information with respect to the Portfolio Collateral as may be reasonably requested by Buyer from time to time to the extent such information is in Seller's possession or can be obtained by Seller at a reasonable cost.

         (h) Seller will permit Buyer or its designated representative to inspect Seller's records with respect to the Collateral and the conduct and operation of its business related thereto upon reasonable prior written notice from Buyer or its designated representative, at such reasonable times and with reasonable frequency, and to make copies of extracts of any and all thereof, subject to the terms of any confidentiality agreement between the Buyer and the Seller. Buyer shall act in a commercially reasonable manner in requesting and conducting any inspection relating to the conduct and operation of Seller's business.

         (i) If the Seller shall at any time become entitled to receive or shall receive any rights, whether in addition to, in substitution of, as a conversion of, or in exchange for the Portfolio Securities, or otherwise in respect thereof, the Seller shall accept the same as the Buyer's agent, hold the same in trust for the Buyer and deliver the same forthwith to the Buyer in the exact form received, duly endorsed by the Seller to the Buyer, if required, together with an undated bond or other securities power covering such certificate duly executed in blank to be held by the Buyer hereunder as additional collateral security for the Transactions. If any sums of money or property so paid or distributed in respect of the Portfolio Securities shall be received by the Seller, the Seller shall, until such money or property is paid or delivered to the Buyer, hold such money or property in trust for the Buyer, segregated from other funds of the Seller, as additional collateral security for the Transactions.

         (j) At any time from time to time upon reasonable prior written request of Buyer, at the sole expense of Seller, Seller will promptly and duly execute and deliver such further instruments and documents and take such further actions as Buyer may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement including the first priority security interest granted hereunder and of the rights and powers herein granted (including, among other things, filing such UCC financing statements as Buyer may reasonably request). If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Buyer, duly endorsed in a manner satisfactory to the Buyer, to be held as Collateral pursuant to this Agreement, and the documents delivered in connection herewith.

         (k) Seller shall provide Buyer with the following financial and reporting information:

                  (i) Within 45 days after the last day of the first three fiscal quarters in any fiscal year, Sponsor's unaudited consolidated statement of income and statements of changes in cash flow for such quarter and balance sheet as of the end of such quarter (which statement and balance sheet shall separately break out the statement of income and changes in cash flow and balance sheet of the Seller), in each case presented fairly in accordance with GAAP and certified as being true and correct by an officer's certificate;

                  (ii) Within 90 days after the last day of its fiscal year, Sponsor's audited consolidated statement of income and statement of changes in cash flow for such year and balance sheet as of the end of such year (which statements and balance sheets shall separately break out the statement of income and changes in cash flow and balance sheet of the Seller), in each case presented fairly in accordance with GAAP, and accompanied, in all cases, by an unqualified report of Deloitte & Touche or another nationally recognized independent certified public accounting firm consented to by Buyer;

                  (iii) Within 45 days after the last day of each calendar quarter in any fiscal year, an officer's certificate from the Seller addressed to Buyer certifying that, as of such calendar month, (x) Seller is in compliance with all of the terms, conditions and requirements of this Agreement, and (y) no Event of Default exists; and

                  (iv) Within 15 days after each month end, a monthly reporting package containing all information set forth on Exhibit III attached hereto.

         (l) Seller shall at all times comply in all material respects with all laws, ordinances, rules and regulations of any federal, state, municipal or other public authority having jurisdiction over Seller or any of its assets and Seller shall do or cause to be done all things reasonably necessary to preserve and maintain in full force and effect its legal existence, and all licenses material to its business.

         (m) Seller shall at all times keep proper books of records and accounts in which full, true and correct entries shall be made of its transactions in accordance with GAAP and set aside on its books from its earnings for each fiscal year all such proper reserves in accordance with GAAP.

         (n) Seller shall observe, perform and satisfy all the terms, provisions, covenants and conditions required to be observed, performed or satisfied by it, and shall pay when due all costs, fees and expenses required to be paid by it, under the Transaction Documents. Seller shall pay and discharge all taxes, levies, liens and other charges on its assets and on the Collateral that, in each case, in any manner would create any lien or charge upon the Collateral, except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided in accordance with GAAP.

         (o) Seller shall advise Buyer in writing of the opening of any new chief executive office or the closing of any such office and of any change in Seller's name or the places where the books and records pertaining to the Purchased Securities are held not less than fifteen (15) Business Days prior to taking any such action.

         (p) Seller will maintain records with respect to the Collateral and the conduct and operation of its business with no less a degree of prudence than if the Collateral were held by Seller for its own account and will furnish Buyer, upon reasonable request by Buyer or its designated representative, with reasonable information reasonably obtainable by Seller with respect to the Collateral and the conduct and operation of its business.

         (q) Seller shall provide Buyer with access to operating statements, the occupancy status and other property level information, with respect to the Mortgaged Properties, plus any such additional reports as Buyer may reasonably request.

         (r) In the event the Sponsor proposes to sell or transfer equity ownership interests in the Seller or equity in a collateralized debt obligation transaction which securitizes Purchased Securities or Purchased Loans subject to Transactions, the Seller shall notify the Buyer in writing of such sale or transfer and provide to Buyer or an Affiliate of Buyer designated by Buyer the opportunity to co-invest on the same terms and not be subject to any preferred distributions or equity returns of third party investors. Buyer shall notify the Seller in writing within ten (10) Business Days of its decision to co-invest or not to co-invest on such terms; provided, that if Buyer does not deliver written notice by the end of such ten (10) Business Day period of any decision, then Buyer shall be deemed to have decided not to co-invest.

13       SINGLE-PURPOSE ENTITY

         Seller hereby represents and warrants to Buyer, and covenants with Buyer, that as of the date hereof and so long as any of the Transaction Documents shall remain in effect:

         (a) It is and intends to remain solvent and it has paid and will pay its debts and liabilities (including employment and overhead expenses) from its own assets as the same shall become due.

         (b) It has complied and will comply with the provisions of its certificate of formation and its limited liability company agreement.

         (c) It has done or caused to be done and will do all things necessary to observe limited liability company formalities and to preserve its existence.

         (d) It has maintained and will maintain all of its books, records, financial statements and bank accounts separate from those of its Affiliates, its members and any other Person, and it will file its own tax returns (except to the extent consolidation is required under GAAP or as a matter of law).

         (e) It has been, is and will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its Affiliates as a division or part of the other, shall maintain and utilize separate stationery, invoices and checks, and shall pay to any Affiliate that incurs costs for office space and administrative services that it uses, the amount of such costs allocable to its use of such office space and administrative services.

         (f) It has not owned and will not own any property or any other assets other than Portfolio Collateral and cash.

         (g) It has not engaged and will not engage in any business other than the acquisition, ownership, financing and disposition of Portfolio Collateral in accordance with the applicable provisions of the Transaction Documents.

         (h) It has not entered into, and will not enter into, any contract or agreement with any of its Affiliates, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arm's-length basis with Persons other than such Affiliate.

         (i) It has not incurred and will not incur any indebtedness or obligation, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than (A) obligations under the Transaction Documents and (B) unsecured trade payables, in an aggregate amount not to exceed $1,000,000 at any one time outstanding, incurred in the ordinary course of acquiring, owning, financing and disposing of Portfolio Collateral; provided, however, that any such trade payables incurred by Seller shall be paid within 30 days of the date incurred.

         (j) It has not made and will not make any loans or advances to any other Person, and shall not acquire obligations or securities of any member or any Affiliate of any member (other than in connection with the acquisition of the Portfolio Securities and Purchased Loans) or any other Person.

         (k) It will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

         (l) Neither it nor its sole member will seek its dissolution, liquidation or winding up, in whole or in part, or suffer any Change of Control, consolidation or merger with respect to Seller or the Sponsor.

         (m) It will not commingle its funds and other assets with those of any of its Affiliates or any other Person.

         (n) It has maintained and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any of its Affiliates or any other Person.

         (o) It has not held and will not hold itself out to be responsible for the debts or obligations of any other Person.

         (p) The Seller shall not permit its sole member to take any of the following actions: (i) dissolve or liquidate, in whole or in part; (ii) consolidate or merge with or into any other entity or convey or transfer all or substantially all of its properties and assets to any entity; (iii) institute any proceeding to be adjudicated as bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code or consent to the filing of any such petition or to the appointment of a receiver, rehabilitator, conservator, liquidator, assignee, trustee or sequestrator (or other similar official) of the such member or Seller or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, or make an assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any action in furtherance of any of the foregoing; (v) amend the certificate of formation or limited liability company agreement of Seller; (vi) enter into any transaction with an Affiliate not in the ordinary course of Seller's business; or (vii) withdraw as the sole member of Seller.

         (q) It has no liabilities, contingent or otherwise, other than those normal and incidental to the acquisition, ownership, financing and disposition of Portfolio Collateral.

         (r) It has conducted and shall conduct its business consistent with the requirements of being a Single-Purpose Entity.

         (s) It shall not maintain any employees.

14       EVENTS OF DEFAULT; REMEDIES

         After the occurrence and during the continuance of an Event of Default on the part of Seller, Seller hereby appoints Buyer as attorney-in-fact of Seller for the purpose of carrying out the provisions of this Agreement and taking any action and executing or endorsing any instruments that Buyer may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Furthermore, Paragraph 11 of the Agreement is amended by the deletion of clauses (i) and (vi) in the first paragraph, by the addition of "or Purchased Loans" in clause (ii) of the first paragraph after the term Purchased Securities and by the addition of the following at the end of the first paragraph before the phrase, "(each an `Event of Default')":

                  (i) either (A) the Transaction Documents shall for any reason not cause, or shall cease to cause, Buyer to be the owner free of any adverse claim of any of the Purchased Securities or Purchased Loans, or (B) if a Transaction is recharacterized as a secured financing, the Transaction Documents with respect to any Transaction shall for any reason cease to create a valid first priority security interest in favor of Buyer in any of the Purchased Securities or Purchased Loans;

                  (ii) in the event that the Buyer or any of its Affiliates is a party to an ISDA Master Agreement with Seller and an event occurs which would constitute an Event of Default or an Additional Termination Event under any Transaction between Seller and the Buyer or any of its Affiliates (capitalized terms used in this paragraph (ix) shall have the respective meanings ascribed to them in the ISDA Master Agreement (including respective Schedules and Confirmations) between Seller and the Buyer and/or any of its Affiliates);

                  (iii) failure of the Buyer to receive on any Remittance Date the accreted value of the Price Differential (less any amount of such Price Differential previously paid by Seller to Buyer) (including, without limitation, in the event the Income paid or distributed on or in respect of the Purchased Securities and Purchased Loans is insufficient to make such payment and the Seller does not make such payment or cause such payment to be made) (except that such failure shall not be an Event of Default by Seller if sufficient Income, other than Principal Payments, is on deposit in the Cash Management Account and the Depository fails to remit such funds to Buyer);

                  (iv) failure of the Seller to make any other payment owing to the Buyer which has become due, whether by acceleration or otherwise under the terms of this Agreement which failure is not remedied within the applicable period (in the case of a failure pursuant to Paragraph 4) or five Business Days (in the case of any other such failure);

                  (v) any governmental, regulatory, or self-regulatory authority shall have taken any action to remove, limit, restrict, suspend or terminate the rights, privileges, or operations of Seller, which suspension has a material adverse effect on the financial condition or business operations of Seller;

                  (vi) Buyer shall have determined, in the exercise of its good faith business judgment, (A) that there has been a material adverse change in the business, operations, corporate structure or financial condition, creditworthiness or prospects of Seller or the Sponsor; (B) that Seller or the Sponsor will not meet or has breached any of its obligations under any Transaction pursuant to any of the Transaction Documents; or (C) that a material adverse change in the financial or legal condition of Seller or the Sponsor may occur due to the pendency or threatened pendency of a material legal action against Seller or the Sponsor;

                  (vii) a Change of Control or an Act of Insolvency shall have occurred with respect to the Sponsor;

                  (viii) any representation made by Seller or Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated (other than the representations and warranties set forth in Section 10(a)(viii) or
         (ix) or (xix) (in the case of (xix), with respect to the affected Purchased Securities or Purchased Loans only) made by the Seller, which shall not be considered an Event of Default if incorrect or untrue in any material respect, provided the Buyer terminates the related Transaction in whole or in part, as applicable, and repurchases the related Purchased Securities or Purchased Loans on an Early Repurchase Date no later than three (3) Business Days after receiving notice of such incorrect or untrue representation; unless the Seller shall have made any such representation with knowledge that it was materially incorrect or untrue at the time made);

                  (ix) the Sponsor shall fail to observe any of the financial covenants set forth in Section 5 of the Guaranty or shall have defaulted or failed to perform under the Guaranty;

                  (x) a final judgment by any competent court in the United States of America for the payment of money in an amount greater than $250,000 (in the case of the Seller) or $1,000,000 (in the case of the Sponsor) shall have been rendered against Seller or the Sponsor, and remained undischarged or unpaid for a period of thirty (30) days, during which period execution of such judgment is not effectively stayed;

                  (xi) Sponsor shall have defaulted or failed to perform under any note, indenture, loan agreement, guaranty, swap agreement or any other contract, agreement or transaction to which it is a party, which default (A) involves the failure to pay a matured obligation in excess of $1,000,000, or (B) permits the acceleration of the maturity of obligations by any other party to or beneficiary of such note, indenture, loan agreement, guaranty, swap agreement or other contract agreement or transaction, or Sponsor shall breach any covenant or condition, shall fail to perform, admits its inability to perform or state its intention not to perform its obligations under any Transaction or in respect of any repurchase agreement, reverse repurchase agreement, securities contract or derivative transaction with any party; provided, however, that any such default, failure to perform or breach shall not constitute an Event of Default if Sponsor cures such default, failure to perform or breach, as the case may be, within the grace period, if any, provided under the applicable agreement; or

                  (xii) if Seller or Buyer shall breach or fail to perform any of the terms, covenants, obligations or conditions of this Agreement, other than as specifically otherwise referred to in this definition of "Event of Default", and such breach or failure to perform is not remedied within five (5) Business Days after notice thereof to Seller or Buyer from the applicable party or its successors or assigns; provided, that if such breach or failure to perform is a default other than a default which can be cured by the payment of a sum of money and is susceptible of cure but cannot reasonably be cured within such five (5) Business Days period, such five (5) Business Days period shall be extended to a period of ten (10) calendar days in total.

         (b) Paragraph 11(a)-(i) of the Agreement is hereby deleted and replaced with the following and with Section 14(b) below:

         If an Event of Default shall occur and be continuing with respect to Seller, the following rights and remedies shall be available to Buyer:

                  (i) At the option of Buyer, exercised by written notice to Seller (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Act of Insolvency), the Repurchase Date for each Transaction hereunder shall, if it has not already occurred, be deemed immediately to occur (the date on which such option is exercised or deemed to have been exercised being referred to hereinafter as the "Accelerated Repurchase Date")

                  (ii) If Buyer exercises or is deemed to have exercised the option referred to in Section 14(a)(i) of this Annex I:

                      (A) Seller's obligations hereunder to repurchase all
                          Purchased Securities and Purchased Loans shall become immediately due and payable on and as of the Accelerated Repurchase Date; and

                      (B) to the extent permitted by applicable law, the
                          Repurchase Price with respect to each Transaction (determined as of the Accelerated Repurchase
                          Date) shall be increased by the aggregate amount obtained by daily application of, on a 360 day per year basis for the actual number of days during the period from and including the Accelerated Repurchase Date to but excluding the date of payment of the Repurchase Price (as so increased), (x) the Pricing Rate for such Transaction multiplied by (y) the Repurchase Price for such Transaction (decreased by (I) any amounts actually remitted to Buyer by the Depository Seller or Sponsor from time to time pursuant to Section 5 of this Annex I and applied to such Repurchase Price, and (II) any amounts applied to the Repurchase Price pursuant to
                          Section 14(a)(iii) of this Annex I); and (C) the Custodian shall, upon the request of Buyer, deliver to Buyer all instruments, certificates and other documents then held by the Custodian relating to the Purchased Securities and Purchased Loans.

                      (C) In addition to any rights and remedies of the
                          Buyer provided by this Agreement and by law, the Buyer shall have the right, without prior notice to the Seller, any such notice being expressly waived by the Seller to the extent permitted by applicable law, upon any amount becoming due and payable by the Seller hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Buyer or any Affiliate thereof to or for the credit or the account of the Seller. The Buyer agrees promptly to notify the Seller after any such set-off and application made by the Buyer; provided that the failure to give such notice shall not affect the validity of such set-off and application.

                  (iii) After five (5) Business Days' notice to Seller (which notice need not be given if an Act of Insolvency shall have occurred with respect to the Seller or the Sponsor, and which may be the notice given under Section 14(a)(i) above), Buyer may (A) immediately sell, at a public or private sale in a commercially reasonable manner and at such price or prices as Buyer may reasonably deem satisfactory any or all of the Purchased Securities and Purchased Loans or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Securities and Purchased Loans, to give Seller credit for such Purchased Securities and Purchased Loans in an amount equal to the Market Value of such Purchased Securities and Purchased Loans against the aggregate unpaid Repurchase Price for such Purchased Securities and Purchased Loans and any other amounts owing by Seller under the Transaction Documents. The proceeds of any disposition of Purchased Securities and Purchased Loans effected pursuant to this Section 14(a)(iii) shall be applied, (v) first, to the costs and expenses incurred by Buyer in connection with Seller's default; (w) second, to consequential damages, including, but not limited to, costs of cover and/or Hedging Transactions, if any; (x) third, to the Repurchase Price; (y) fourth, to the Exit Fee, if any; and (z) fifth, to any other outstanding obligation of Seller to Buyer or its Affiliates.

                  (iv) The parties recognize that it may not be possible to purchase or sell all of the Purchased Securities and Purchased Loans on a particular Business Day, or in a transaction with the same purchaser, or in the same manner because the market for such Purchased Securities and Purchased Loans may not be liquid. In view of the nature of the Purchased Securities and Purchased Loans, the parties agree that liquidation of a Transaction or the Purchased Securities and Purchased Loans does not require a public purchase or sale and that a good faith private purchase or sale shall be deemed to have been made in a commercially reasonable manner. Accordingly, Buyer may elect, in its sole discretion, the time and manner of liquidating any Purchased Securities and Purchased Loans, and nothing contained herein shall (A) obligate Buyer to liquidate any Purchased Securities and Purchased Loans on the occurrence and during the continuance of an Event of Default or to liquidate all of the Purchased Securities and Purchased Loans in the same manner or on the same Business Day or (B) constitute a waiver of any right or remedy of Buyer.

                  (v) Seller shall be liable to Buyer for (A) the amount of all expenses, including reasonable legal fees and expenses, actually incurred by Buyer in connection with or as a consequence of an Event of Default with respect to Seller, (B) consequential damages, including, without limitation, all costs incurred in connection with covering transactions or Hedging Transactions, and
         (C) any other loss, damage, cost or expense directly arising or resulting from the occurrence of an Event of Default with respect to Seller.

                  (vi) Buyer shall have, in addition to its rights and remedies under the Transaction Documents, all of the rights and remedies provided by applicable federal, state, foreign, and local laws (including, without limitation, if the Transactions are recharacterized as secured financings, the rights and remedies of a secured party under the UCC of the State of New York, to the extent that the UCC is applicable, and the right to offset any mutual debt and claim), in equity, and under any other agreement between Buyer and Seller. Without limiting the generality of the foregoing, Buyer shall be entitled to set off the proceeds of the liquidation of the Purchased Securities and Purchased Loans against all of Seller's obligations to Buyer, whether or not such obligations are then due, without prejudice to Buyer's right to recover any deficiency.

                  (vii) Buyer may exercise any or all of the remedies available to Buyer immediately upon the occurrence of an Event of Default and at any time during the continuance thereof. All rights and remedies arising under the Transaction Documents, as amended from time to time, are cumulative and not exclusive of any other rights or remedies which Buyer may have.

                  (viii) Buyer may enforce its rights and remedies hereunder without prior judicial process or hearing, and Seller hereby expressly waives any defenses Seller might otherwise have to require Buyer to enforce its rights by judicial process. Seller also waives any defense Seller might otherwise have arising from the use of nonjudicial process, disposition of any or all of the Purchased Securities and Purchased Loans, or from any other election of remedies. Seller recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm's length.

         (c) If an Event of Default occurs and is continuing with respect to Buyer, the following rights and remedies shall be available to Seller:

                  (i) Upon tender by Seller of payment of the aggregate Repurchase Price for all Purchased Securities and Purchased Loans, Buyer's right, title and interest in such Purchased Securities and Purchased Loans shall be deemed transferred to Seller, and Buyer shall deliver such Purchased Securities and Purchased Loans to Seller.

                  (ii) If Seller exercises the option referred to in
         Section 14(b)(i) hereof and Buyer fails to deliver any Purchased Securities or Purchased Loans to Seller, after three (3) Business Days' notice to Buyer, Seller may (A) purchase securities or loans, as applicable ("Replacement Collateral"), that are in as similar an amount and interest rate as is reasonably practicable and in the same Rating Category as such Purchased Securities or the same Collateral Type Grouping as such Purchased Loans or (B) in its sole discretion elect, in lieu of purchasing Replacement Collateral, to be deemed to have purchased Replacement Collateral at a price therefor equal to the Market Value of such Purchased Securities or Purchased Loans as of such date.

                  (iii) Buyer shall be liable to Seller for any excess of the price paid (or deemed paid) by Seller for Replacement Collateral therefor over the Repurchase Price for the Purchased Securities and Purchased Loans replaced thereby. In addition, Buyer shall be liable to Seller for interest at the related Pricing Rate on such remaining liability with respect to each such purchase (or deemed purchase) of Replacement Collateral calculated on a 360-day year basis for the actual number of days during the period from and including the date of such purchase (or deemed purchase) until paid in full by Buyer.

15       RECORDING OF COMMUNICATIONS

         EACH OF BUYER AND SELLER SHALL HAVE THE RIGHT (BUT NOT THE OBLIGATION) FROM TIME TO TIME TO MAKE OR CAUSE TO BE MADE TAPE RECORDINGS OF COMMUNICATIONS BETWEEN ITS EMPLOYEES AND THOSE OF THE OTHER PARTY WITH RESPECT TO TRANSACTIONS; PROVIDED, HOWEVER, THAT SUCH RIGHT TO RECORD COMMUNICATIONS SHALL BE LIMITED TO COMMUNICATIONS OF EMPLOYEES TAKING PLACE ON THE TRADING FLOOR OF THE APPLICABLE PARTY. EACH OF BUYER AND SELLER HEREBY CONSENTS TO THE ADMISSIBILITY OF SUCH TAPE RECORDINGS IN ANY COURT, ARBITRATION, OR OTHER PROCEEDINGS, AND AGREES THAT A DULY AUTHENTICATED TRANSCRIPT OF SUCH A TAPE RECORDING SHALL BE DEEMED TO BE A WRITING CONCLUSIVELY EVIDENCING THE PARTIES' AGREEMENT.

16       NOTICES AND OTHER COMMUNICATIONS

         The provisions of Paragraph 13 of the Agreement are hereby modified and superseded in their respective entireties by the following provisions of this Section 16:

         All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) hand delivery, with proof of attempted delivery,
(b) certified or registered United States mail, postage prepaid, (c) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (d) by telecopier (with answerback acknowledged) provided that such telecopied notice must also be delivered by one of the means set forth in (a), (b) or (c) above, to the address specified in Annex II hereto or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section. A copy of all notices, consents, approvals and requests directed to Seller (other than Confirmations) shall be delivered concurrently to the following: Dechert LLP, 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, PA 19103, Attention:
Richard Jones, Esquire, Telefax Number: 215.994.2222. A notice shall be deemed to have been given: (a) in the case of hand delivery, at the time of delivery,
(b) in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day, (c) in the case of expedited prepaid delivery upon the first attempted delivery on a Business Day, or (d) in the case telecopier, upon receipt of answerback confirmation, provided that such telecopied notice was also delivered as required in this Section. A party receiving a notice which does not comply with the technical requirements for notice under this Section may elect to waive any deficiencies and treat the notice as having been properly given.

17       NON-ASSIGNABILITY

         The provisions of Paragraph 15 of the Agreement are hereby modified and superseded in their respective entireties by the following provisions of this Section 17:

         (a) The rights and obligations of the parties under the Transaction Documents and under any Transaction shall not be assigned by either party without the prior written consent of the other party; provided, however, that Buyer may assign its rights and obligations under the Transaction Documents and/or under any Transaction to any Affiliate whose long term unsecured debt rating is (either directly or indirectly through its being part of a holding company or other form of corporate organization) investment grade by a nationally recognized statistical rating organization, without the prior written consent of Seller.

         (b) Buyer shall be entitled to issue one or more participation interests with respect to any or all of the Transactions; provided, however, that (i) Buyer shall act as exclusive agent for all participants in any dealings with Seller in connection with such Transactions and (ii) Seller shall not be obligated to deal directly with any party other than Buyer in connection with such Transactions, or to pay or reimburse Buyer for any costs that would not have been incurred by Buyer had no participation interests in such Transactions been issued.

         (c) Subject to the foregoing, the Transaction Documents and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. Nothing in the Transaction Documents, express or implied, shall give to any Person, other than the parties to the Transaction Documents and their respective successors, any benefit or any legal or equitable right, power, remedy or claim under the Transaction Documents.

18       CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL

         (a) Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under the Agreement or relating in any way to the Agreement or any Transaction under the Agreement and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile.

         (b) To the extent that either party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of any action brought to enforce its obligations under the Agreement or relating in any way to the Agreement or any Transaction under the Agreement.

         (c) The parties hereby irrevocably waive, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified herein. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 18 shall affect the right of the Buyer to serve legal process in any other manner permitted by law or affect the right of the Buyer to bring any action or proceeding against the Seller or its property in the courts of other jurisdictions.

         (d) EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.

19       NO RELIANCE

         Each of Buyer and Seller hereby acknowledges, represents and warrants to the other that, in connection with the negotiation of, the entering into, and the performance under, the Transaction Documents and each Transaction thereunder:

         (a) It is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the other party to the Transaction Documents, other than the representations expressly set forth in the Transaction Documents.

         (b) It has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and it has made its own investment, hedging and trading decisions (including decisions regarding the suitability of any Transaction) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

         (c) It is a sophisticated and informed Person that has a full understanding of all the terms, conditions and risks (economic and otherwise) of the Transaction Documents and each Transaction thereunder and is capable of assuming and willing to assume (financially and otherwise) those risks;

         (d) It is entering into the Transaction Documents and each Transaction thereunder for the purposes of managing its borrowings or investments or hedging its underlying assets or liabilities and not for purposes of speculation; and

         (e) It is not acting as a fiduciary or financial, investment or commodity trading advisor for the other party and has not given the other party (directly or indirectly through any other Person) any assurance, guaranty or representation whatsoever as to the merits (either legal, regulatory, tax, business, investment, financial accounting or otherwise) of the Transaction Documents or any Transaction thereunder.

20       INDEMNITY

         The Seller hereby agrees to indemnify the Buyer, the Buyer's designee and each of its officers, directors, employees and agents ("Indemnified Parties") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, taxes (including stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement and the documents delivered in connection herewith, other than income taxes of the Buyer), fees, costs, expenses (including reasonable attorneys fees and disbursements actually incurred) or disbursements (all of the foregoing, collectively "Indemnified Amounts") which may at any time (including, without limitation, such time as this Agreement shall no longer be in effect and the Transactions shall have been repaid in full) be imposed on or asserted against any Indemnified Party in any way whatsoever arising out of or in connection with, or relating to, this Agreement or any Transactions thereunder or any action taken or omitted to be taken by any Indemnified Party under or in connection with any of the foregoing; provided, that Seller shall not be liable for Indemnified Amounts resulting (A) from the gross negligence or willful misconduct of any Indemnified Party or (B) attributable to Buyer's ownership of any Purchased Loan following enforcement of its rights under this Agreement with respect thereto (unless and to the extent such liability relates to an event, circumstance or condition which occurred prior to the enforcement of such rights). Without limiting the generality of the foregoing, Seller agrees to hold Buyer harmless from and indemnify Buyer against all Indemnified Amounts with respect to all Purchased Loans relating to or arising out of any violation or alleged violation of any environmental law, rule or regulation or any consumer credit laws, including without limitation ERISA, the Truth in Lending Act and/or the Real Estate Settlement Procedures Act, that, in each case, results from anything other than Buyer's gross negligence or willful misconduct. In any suit, proceeding or action brought by Buyer in connection with any Purchased Loan for any sum owing thereunder, or to enforce any provisions of any Purchased Loan, Seller will save, indemnify and hold Buyer harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by Seller of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from Seller. Seller also agrees to reimburse Buyer as and when billed by Buyer for all Buyer's costs and expenses incurred in connection with Buyer's due diligence reviews with respect to the Purchased Loans and Purchased Securities (including, without limitation, those incurred pursuant to Section 21) and the enforcement or the preservation of Buyer's rights under this Agreement or any Transaction contemplated hereby, including without limitation the reasonable fees and disbursements of its counsel. Seller hereby acknowledges that, the obligation of Seller hereunder is a recourse obligation of Seller.

21       DUE DILIGENCE

         Seller acknowledges that Buyer has the right to perform continuing due diligence reviews with respect to the Purchased Securities and the Purchased Loans, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and Seller agrees that upon reasonable prior written notice to Seller, Buyer or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Purchased Loan Files, Servicing Records and any and all documents, records, agreements, instruments or information relating to such Purchased Securities and Purchased Loans in the possession or under the control of Seller, any other servicer or subservicer and/or the Custodian. Seller also shall make available to Buyer a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Purchased Loan Files and the Purchased Securities and Purchased Loans. Without limiting the generality of the foregoing, Seller acknowledges that Buyer may enter into Transactions with the Seller based solely upon the information provided by Seller to Buyer and the representations, warranties and covenants contained herein, and that Buyer, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Purchased Securities and Purchased Loans. Buyer may underwrite such Purchased Loans itself or engage a third party underwriter to perform such underwriting. Seller agrees to reasonably cooperate with Buyer and any third party underwriter in connection with such underwriting, including, but not limited to, providing Buyer and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Purchased Securities and Purchased Loans in the possession, or under the control, of Seller. Seller further agrees that Seller shall reimburse Buyer for any and all out-of-pocket costs and expenses reasonably incurred by Buyer in connection with Buyer's activities pursuant to this Section 21.

22       SERVICING

         (a) Notwithstanding the purchase and sale of the Purchased Loans hereby, Seller, Midland, PNC Bank NA or Sponsor shall continue to service the Purchased Loans for the benefit of Buyer and, if Buyer shall exercise its rights to pledge or hypothecate the Purchased Loans prior to the Repurchase Date pursuant to Section 8, Buyer's assigns; provided, however, that the obligations of Seller, Midland, PNC Bank NA or Sponsor to service any of the Purchased Loans shall cease, at Seller's option, upon the payment by Seller to Buyer of the Repurchase Price therefor. Seller shall service or cause the servicer to service the Purchased Mortgage Loans in accordance with Accepted Servicing Practices.

         (b) Seller agrees that Buyer is the owner of all servicing records, including but not limited to any and all servicing agreements (the "Servicing Agreements"), files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Purchased Loans (the "Servicing Records") so long as the Purchased Loans are subject to this Agreement. Seller grants Buyer a security interest in all servicing fees and rights relating to the Purchased Loans and all Servicing Records to secure the obligation of the Seller or its designee to service in conformity with this Section and any other obligation of Seller to Buyer. Seller covenants to safeguard such Servicing Records and to deliver them promptly to Buyer or its designee (including the Custodian) at Buyer's request.

         (c) Upon the occurrence and continuance of an Event of Default, Buyer may, in its sole discretion, (i) sell its right to the Purchased Loans on a servicing released basis or (ii) terminate the Seller or any sub-servicer of the Purchased Loans with or without cause, in each case without payment of any termination fee.

         (d) Seller shall not employ sub-servicers (other than Midland, PNC Bank NA or the Sponsor) to service the Purchased Loans without the prior written approval of Buyer. If the Purchased Loans are serviced by a sub-servicer, Seller shall irrevocably assign all rights, title and interest in the Servicing Agreements in the Purchased Loans to Buyer.

         (e) Seller shall cause any sub-servicers engaged by Seller to execute a letter agreement with Buyer acknowledging Buyer's security interest and agreeing that it shall deposit all Income with respect to the Purchased Loans in the Cash Management Account.

         (f) The payment of servicing fees shall be subordinate to payment of amounts outstanding under any Transaction and this Agreement.

23       MISCELLANEOUS

         (a) Time is of the essence under the Transaction Documents and all Transactions thereunder and all references to a time shall mean New York time in effect on the date of the action unless otherwise expressly stated in the Transaction Documents.

         (b) All rights, remedies and powers of Buyer hereunder and in connection herewith are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all other rights, remedies and powers of Buyer whether under law, equity or agreement. In addition to the rights and remedies granted to it in this Agreement, Buyer shall have all rights and remedies of a secured party under the UCC.

         (c) The Transaction Documents may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         (d) The headings in the Transaction Documents are for convenience of reference only and shall not affect the interpretation or construction of the Transaction Documents.

         (e) Without limiting the rights and remedies of Buyer under the Transaction Documents, Seller shall pay Buyer's reasonable out-of-pocket costs and expenses, including reasonable fees actually incurred and expenses of accountants, attorneys and advisors, incurred in connection with the preparation, negotiation, execution and consummation of, and any amendment, supplement or modification to, the Transaction Documents and the Transactions thereunder. Seller agrees to pay Buyer on demand all costs and expenses (including reasonable expenses actually incurred for legal services of every kind) of any subsequent enforcement of any of the provisions hereof, or of the performance by Buyer of any obligations of Seller in respect of the Purchased Securities, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral and for the custody, care or preservation of the Collateral (including insurance costs) and defending or asserting rights and claims of Buyer in respect thereof, by litigation or otherwise. In addition, Seller agrees to pay Buyer on demand all reasonable costs and expenses (including reasonable expenses for legal services actually incurred) incurred in connection with the maintenance of the Cash Management Account and registering the Collateral in the name of Buyer or its nominee. All such expenses shall be recourse obligations of Seller to Buyer under this Agreement.

         (f) Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or be invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         (g) The parties acknowledge and agree that although they intend to treat each Transaction as a sale of the Purchased Securities and Purchased Loans, in the event that such sale shall be recharacterized as a secured financing, this Annex I shall also serve as a security agreement with respect to Buyer's rights in the Collateral. In order to secure and to provide for the prompt and unconditional repayment of the Repurchase Price and the performance of its obligations under the Agreement, Seller hereby pledges to Buyer and hereby grants to Buyer a first priority security interest in all of its rights in the Purchased Securities and Purchased Loans. Seller hereby covenants to duly execute any Form UCC-1 financing statements as reasonably required by Buyer in order to perfect its security interest created hereby in such rights and obligations granted above, it being agreed that Seller shall pay any and all fees required to file such financing statements.

         (h) This Agreement contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and thereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.

         (i) The parties understand that this Agreement is a legally binding agreement that may affect such party's rights. Each party represents to the other that it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement and that it is satisfied with its legal counsel and the advice received from it.

         (j) Should any provision of this Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any Person by reason of the rule of construction that a document is to be construed more strictly against the Person who itself or through its agent prepared the same, it being agreed that all parties have participated in the preparation of this Agreement.

         (k) The parties recognize that each Transaction is a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended.

         IN WITNESS WHEREOF, the parties have executed this Annex I as of the 3rd day of December, 2004.

                             BUYER:
                             ------

                             DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH



                             By: /s/Christopher Tognola
                                ----------------------------------------
                             Name:  Christopher Tognola
                             Title: Vice President



                             By: /s/Christine Belbusti
                                ----------------------------------------
                             Name:  Christine Belbusti
                             Title: Vice President



                             SELLER:
                             -------

                             ANTHRACITE FUNDING, LLC, a Delaware limited liability company

                             By:    Anthracite Capital, Inc., a Maryland
                                    corporation, its sole member

                                    By: /s/Robert Friedberg
                                        ---------------------------------
                                        Name:    Robert Friedberg
                                        Title:   Vice President

                             EXHIBITS AND SCHEDULES


SCHEDULE I-A Original Purchase Percentages, CF Sweep Purchase Percentages, Buyer's Margin Percentages and Applicable Spreads
EXHIBIT I                Form of Confirmation
EXHIBIT II               Authorized Representatives of Seller
EXHIBIT III              Monthly Reporting Package
EXHIBIT IV               Form of Custodial Agreement
EXHIBIT V                Form of Power of Attorney
EXHIBIT VI               Representations and Warranties Regarding Individual
                         Purchased Loans
EXHIBIT VII              Collateral Information
EXHIBIT VIII             Transaction Procedure
EXHIBIT IX               Redirection Letter


                                                       SCHEDULE I-A
                               Original Purchase Percentages, CF Sweep Purchase Percentages
                                     Buyer's Margin Percentages and Applicable Spreads
                                     -------------------------------------------------


                                                      ELIGIBLE LOANS:


----------------- ------------------------- -------------------------- ---------------------------- --------- -----------
Collateral        Original                  CF Sweep Purchase          Buyer's Margin Percentage    Spread    Limits
Type              Purchase Percentage       Percentage                                              in
Grouping                                                                                            Basis
                                                                                                    Points
----------------- ------------ ------------ ------------- ------------ -------------- ------------- --------- -----------
                  MSER(1)<$45mm  MSER>$45mm   MSER<$45mm    MSER>$45mm   MSER<$45mm     MSER>$45mm
                                   > or =                     > or =                      > or =
----------------- ------------ ------------ ------------- ------------ -------------- ------------- --------- -----------
1st Lien - Low    75%          90%          85%           92%          111.11%        105.26%       80        N/A
Leverage2
----------------- ------------ ------------ ------------- ------------ -------------- ------------- --------- -----------
1st Lien -        70%          85%          85%           90%          111.11%        105.26%       100       N/A
Other3
----------------- ------------ ------------ ------------- ------------ -------------- ------------- --------- -----------
2nd               65%          75%          70%           80%          133.33%        117.65%       150       N/A
Lien/B-Note/
Mezzanine
Loans/
Participation -
Low Leverage4
----------------- ------------ ------------ ------------- ------------ -------------- ------------- --------- -----------
2nd               55%          60%          65%           70%          133.33%        125.00%       200       $40mm-$75mm6
Lien/B-Note/
Mezzanine
Loans/
Participation/
Preferred
Equity - Other5
----------------- ------------ ------------ ------------- ------------ -------------- ------------- --------- -----------


                                                   ELIGIBLE SECURITIES:


--------------------- ---------------------------- ---------------------------- ----------------------------- -----------
Rating Category       Original                     CF Sweep                     Buyer's Margin Percentage     Spread
                      Purchase Percentage          Purchase Percentage                                        in Basis
                                                                                                              Points,7
--------------------- -------------- ------------- ------------- -------------- -------------- -------------- -----------
                      MSER<$45mm     MSER>or=$45mm MSER<$45mm    MSER>or=$45mm  MSER<$45mm     MSER>or=$45mm    Initial
                      /Div 8<10      /Div>10       /Div<10       /Div>10        /Div<10        /Div>10        90 days
                                                                                                              /after
                                                                                                              90 days
--------------------- -------------- ------------- ------------- -------------- -------------- -------------- -----------
BBB- & higher              75%           85%          82.5%           90%          117.65%        108.11%       50/155
--------------------- -------------- ------------- ------------- -------------- -------------- -------------- -----------
BB+ & BB                   65%           75%           80%           82.5%         121.21%        117.65%      100/155
--------------------- -------------- ------------- ------------- -------------- -------------- -------------- -----------
BB-                        60%           70%           75%            80%          125.00%        117.65%      125/155
--------------------- -------------- ------------- ------------- -------------- -------------- -------------- -----------
B+ & B                     55%           65%           70%            75%          133.33%        125.00%      125/155
--------------------- -------------- ------------- ------------- -------------- -------------- -------------- -----------
B-                         45%           55%           60%            65%          142.86%        133.33%      125/155
--------------------- -------------- ------------- ------------- -------------- -------------- -------------- -----------
NR/CCC                     25%           30%           30%            35%          285.71%        250.00%      155/155
--------------------- -------------- ------------- ------------- -------------- -------------- -------------- -----------

__________________

1    "MSER" means Minimum Seller's Equity Requirement.
2 Loan-to-Value not to exceed 70% and Debt Service Coverage Ratio of at least 1.35x.
3 Loan-to-Value not to exceed 75% (or, 90% in Buyer's sole and absolute discretion) and Debt Service Coverage Ratio of at least 1.25x.
4 Loan-to-Value not to exceed 75% and Debt Service Coverage Ratio of at least 1.30x.
5 Loan-to-Value not to exceed 85% (or, 90% in Buyer's sole and absolute discretion) and Debt Service Coverage Ratio of at least 1.15x.
6 If at any time the aggregate Repurchase Price (excluding accrued Price Differential) is equal to or less than $80,000,000, the aggregate Repurchase Price (excluding accrued Price Differential) with respect to all Transactions involving Purchased Loans of the Category Type Group "2nd Lien/B-Note/Mezzanine Loans/Participation/Preferred Equity -- Other" may not exceed $40,000,000; if at any time the aggregate Repurchase Price (excluding accrued Price Differential) is greater than $80,000,000 but less than $150,000,000, then the aggregate Repurchase Price with respect to all Transactions involving Purchased Loans of the Category Type Group "2nd Lien/B-Note/Mezzanine Loans/Participation/Preferred Equity -- Other" may not exceed 50% of such aggregate Repurchase Price (excluding accrued Price Differential); if at any time the aggregate Repurchase Price (excluding accrued Price Differential) is equal to or greater than $150,000,000, the aggregate Repurchase Price (excluding accrued Price Differential) with respect to all Transactions involving Purchased Loans of the Category Type Group "2nd Lien/B-Note/Mezzanine Loans/Participation/Preferred Equity -- Other" may not exceed $75,000,000.
7 For any Rating Category, the spread in basis points during the initial 90 days commencing the date of the Agreement is the lesser of the two provided spread in basis points (if the provided spread in basis points are different); the spread in basis points during any period after the initial 90 days commencing the date of the Agreement is the greater of the two provided spread in basis points (if the provides spread in basis points are different).
8    "DIV" means Minimum CMBS Diversification.

                                                                      EXHIBIT I

                             CONFIRMATION STATEMENT
                               DEUTSCHE BANK AG,
                             Cayman Islands Branch


Ladies and Gentlemen:

         Deutsche Bank AG, Cayman Islands Branch, is pleased to deliver our written CONFIRMATION of our agreement to enter into the Transaction pursuant to which Deutsche Bank AG, Cayman Islands Branch shall purchase from you the Purchased Securities and/or Purchased Loans identified in Annex I, pursuant to the Master Repurchase Agreement between Deutsche Bank AG, Cayman Islands Branch (the "Buyer") and Anthracite Funding, LLC ("Seller"), dated as of December 21, 2004 (the "Agreement"; capitalized terms used herein without definition have the meanings given in the Agreement), as follows below and on the attached
Schedule 1:

   Purchase Date:                             __________, 20__

   Purchased Securities/
   Purchased Loans:

   Aggregate Principal
   Amount of Purchased
   Securities/Purchased Loans
   (Original/Current):

   Percentage Class Purchased:            _________%

   Repurchase Date:

   Buyer's Purchase Price:                $

   Original Purchase Percentage:

   Pricing Rate:                          one-month LIBOR plus ______%

   Margin Maintenance Percentage:

   Seller's Acquisition Cost/
   Acquisition Price:                     $       /         %

   Dollar Price Paid or
   Benchmark/Spread to
   Benchmark:

   Buyer's Margin Percentage:

   Margin Notice Deadline:                11:00 a.m.

   Governing Agreements/Trustee:          As identified on attached
                                          Schedule 1

   Name and address for
   communications:                        Buyer:    Deutsche Bank AG, Cayman
                                                    Islands Branch
                                                    60 Wall Street
                                                    New York, New York 10005
                                                    Attention: Stephen Choe
                                                    Telephone: (212) 250-6911
                                                    Telecopy:  (212) 797-4461
                                          Seller:   Anthracite Funding, LLC
                                                    40 East 52nd Street
                                                    New York, New York 10022
                                                    Attention: Richard Shea
                                                    Telephone: (212) 754-5519
                                                    Telecopy:  (212) 754-8758


                                     DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH



                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _______________________________



                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _______________________________


AGREED AND ACKNOWLEDGED:

ANTHRACITE FUNDING, LLC,
a Delaware limited liability company

By:   Anthracite Capital, Inc.,
      a Maryland corporation, its sole member


      By: __________________________________
      Name: ________________________________
      Title: _______________________________

                      Schedule 1 to Confirmation Statement

Purchased Securities:


Aggregate Principal Amount (Original/Current):


CUSIP NO.:


Securitization Document (including Master
Servicer, Special Servicer and Trustee):

-------------------------------------------------------------------------------

Purchased Loans:


Aggregate Principal Amount (Original/Current):


Purchased Loan Documents:


                Summary of Purchased Securities/Purchased Loans


                   Purchased Security/Purchased Loan: ______

                                                                                                          Spread
                                                                                                          over
                                Seller      Seller's      Buyer's                Original     Buyer's     one
                  Outstanding   Owned     Acquisition     Market     Rating,     Purchase     Purchase    month
 Class, if any      Balance     Face        Cost          Value      if any     Percentage     Price      LIBOR
 -------------    -----------   ------    -----------     ------     ------     ----------    -------     -----



                                                                     EXHIBIT II

                      AUTHORIZED REPRESENTATIVES OF SELLER
                      ------------------------------------

Name                                                        Specimen Signature
----                                                        ------------------

Richard Shea             CFO/COO/Treasurer                  __________________

Robert Friedberg         Vice President/Secretary           __________________

Chris Milner             CEO/President                      __________________

                                                                    EXHIBIT III

                           MONTHLY REPORTING PACKAGE
                           -------------------------

                      FORM OF AGGREGATE COLLATERAL REPORT

                    AGGREGATE COLLATERAL REPORT INFORMATION
                          FOR EACH PORTFOLIO SECURITY


Portfolio Security Information (By Rating Category):

Issuer, Series and Class
Beginning Balance
Pass-Through Rate
Principal Distribution Amount
Interest Distribution Amount
Total Distribution
Principal Losses
Interest Shortfalls/Recoveries
Ending Certificate Balance
Available credit support, in %, available to Portfolio Security*
Additional Underlying Trust Expenses
Rating
CUSIP No.
Deal Name Description
Payment Date
Trustee, Master Servicer, Special Servicer
Special Servicing Report
Details


Mortgage Loan Information:

Aggregate Outstanding Balance
Realized Losses per Asset for Underlying Trust for the Prior Month Cumulative Realized Losses per Asset
Dollar Amount and Percentage of Aggregate Pool Balance of:
         Purchased Loans 30-59 days delinquent
         Purchased Loans 60-89 days delinquent
         Purchased Loans 90 or more days delinquent
         Purchased Loans in Foreclosure
REO - Listing of Assets
Number of loans at start and end of the month
Outstanding principal balance at start and end of the month
Repayments - Listing of Assets
Foreclosures - Listing of Assets
Bankruptcies - Listing of Assets
Current weighted average maturity
Current weighted average coupon (Based on Pay Rate)


______________________

* Only to the extent provided in Portfolio Security distribution date statements.

                                                                     EXHIBIT IV

                           FORM OF CUSTODIAL DELIVERY
                           --------------------------

         On this ______ of ________, 20__, Anthracite Funding, LLC ("Seller"), as the Seller under that certain Master Repurchase Agreement, dated as of December 21, 2004 (the "Repurchase Agreement") between the Seller and Deutsche Bank AG, Cayman Islands Branch ("Buyer"), does hereby deliver to LaSalle Bank National Association ("Custodian"), as custodian under that certain Custodial Agreement, dated as of December 21, 2004, among Buyer, Seller and Custodian, the Purchased Loan Files with respect to the Purchased Loans to be purchased by Buyer pursuant to the Repurchase Agreement, which Purchased Loans are listed on the Purchased Loan Schedule attached hereto and which Purchased Loans shall be subject to the terms of the Custodial Agreement on the date hereof.

         With respect to the Purchased Loan Files delivered hereby, for the purposes of issuing the Trust Receipt, the Custodian shall review the Purchased Loan Files to ascertain delivery of the documents listed in Section 3(g) to the Custodial Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Custodial Agreement.

         IN WITNESS WHEREOF, the Seller has caused its name to be signed hereto by its officer thereunto duly authorized as of the day and year first above written.

                                 ANTHRACITE FUNDING, LLC, a Delaware
                                 limited liability company

                                 By:    Anthracite Capital, Inc., a Maryland
                                        corporation, its sole member


                                        By: _____________________________
                                        Name: ___________________________
                                        Title: __________________________

                                                                      EXHIBIT V

                           FORM OF POWER OF ATTORNEY
                           -------------------------

         "Know All Men by These Presents, that Anthracite Funding, LLC ("Seller"), does hereby appoint Deutsche Bank AG, Cayman Islands Branch ("Buyer"), its attorney-in-fact to act in Seller's name, place and stead in any way which Seller could do with respect to (i) the completion of the endorsements of the Mortgage Notes and the Assignments of Mortgages and the Mezzanine Notes, (ii) the recordation of the Assignments of Mortgages and (iii) the enforcement of the Seller's rights under the Purchased Loans purchased by Buyer pursuant to the Master Repurchase Agreement dated as of December 21, 2004 between Seller and Buyer and to take such other steps as may be necessary or desirable to enforce Buyer's rights against such Purchased Loans, the related Purchased Loan Files and the Servicing Records to the extent that Seller is permitted by law to act through an agent.

         TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, SELLER HEREBY AGREES THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OF FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OR SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY, AND SELLER ON ITS OWN BEHALF AND ON BEHALF OF SELLER'S ASSIGNS, HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT.

         IN WITNESS WHEREOF Seller has caused this Power of Attorney to be executed and the Seller's seal to be affixed this _____ day of __________, 20__.


                                 ANTHRACITE FUNDING, LLC, a Delaware
                                 limited liability company

                                 By:    Anthracite Capital, Inc., a Maryland
                                        corporation, its sole member


                                        By: _____________________________
                                        Name: ___________________________
                                        Title: __________________________

(Seal)

                                                                     EXHIBIT VI

                         REPRESENTATIONS AND WARRANTIES
                    REGARDING EACH INDIVIDUAL PURCHASED LOAN
                             SECURED BY A MORTGAGE
                             ---------------------

         With respect to each Purchased Loan of the type described in clauses
(i) or (ii) of the definition of Eligible Loan (or which is a loan secured by a second lien on multifamily or commercial property as set forth in clauses
(iii)(a) or (iv)(a) of the definition of Eligible Loan), the Seller represents and warrants on each Purchase Date as follows, other than as set forth on the exception report provided to Buyer in accordance with the Agreement.

         1. Purchased Loan Schedule and Collateral Information. The information set forth in the Purchased Loan Schedule and the Collateral Information is complete, true and correct in all material respects.

         2. Whole Loan; Ownership of Purchased Loans. Each Purchased Loan is a whole loan and not a participation interest in a whole loan. Immediately prior to the transfer to the Buyer of the Purchased Loans, the Seller had good title to, and was the sole owner of, each Purchased Loan. The Seller has full right, power and authority to transfer and assign each of the Purchased Loans to or at the direction of the Buyer and has validly and effectively conveyed (or caused to be conveyed) to the Buyer or its designee all of the Seller's legal and beneficial interest in and to the Purchased Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Purchased Loans to the Buyer or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

         3. Payment Record. No scheduled payment of principal and interest under any Purchased Loan was 30 days or more past due as of the Purchase Date without giving effect to any applicable grace period, and no Purchased Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Purchase Date.

         4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Purchased Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien (or with respect to loans secured by second liens as set forth in clauses (iii)(a) or (iv)(a) of the definition of Eligible Loan, enforceable second priority lien) upon the related Mortgaged Property, prior to all other liens and encumbrances, except for

              (a) the lien for current real estate taxes and assessments not yet due and payable,

              (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy,

              (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, and

              (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d) materially interferes with the security intended to be provided by such Mortgage or the marketability or current use of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Purchased Loan debt (the foregoing items (a) through (d) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Buyer is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate the related Mortgaged Property. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, and such security interest is a first or second priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

         5. Assignment of Leases and Rents. The Assignment of Leases set forth in the Mortgage (or in a separate instrument) and related to and delivered in connection with each Purchased Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first or second priority perfected lien and first or second priority perfected security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases, not included in a Mortgage, executed and delivered in favor of the Buyer is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

         6. Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, canceled, rescinded or subordinated in whole or in material part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in material part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release except for any partial reconveyances of portions of the real property that do not materially adversely affect the value of the property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases have been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

         7. Condition of Property; Condemnation. Except as set forth in an engineering report prepared in connection with the origination or acquisition of the related Purchased Loan, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for the related Purchased Loan (normal wear and tear excepted). The Seller has received no notice of any pending or threatened proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination or acquisition of the Purchased Loans) as of the date of the origination or acquisition of each Purchased Loan, all of the material improvements on the related Mortgaged Property which were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

         8. Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or an equivalent form thereof as adopted in the applicable jurisdiction) lender's title insurance policy (the "Title Policy") in the original principal amount of the related Purchased Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first or second priority lien on such Mortgaged Property, subject only to the exceptions stated therein (or an escrow letter or a marked up title insurance commitment on which the required premium has been paid exists which evidences that such Title Policy will be issued). Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Purchased Loan to the Buyer, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Buyer without the consent of or notice to the insurer.

         9. No Holdbacks. The proceeds of each Purchased Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Purchased Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Purchase Date have been complied with, or any such funds so escrowed have not been released.

         10. Mortgage Provisions. The Mortgage Note or Mortgage for each Purchased Loan, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

         11. Buyer under Deed of Trust. If any Mortgage is a deed of trust, (1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by the Seller, the Buyer or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Purchased Loan.

         12. Environmental Conditions. An environmental site assessment (or an update of a previous assessment) was performed with respect to each Mortgaged Property in connection with the origination or acquisition of the related Purchased Loan, a report of each such assessment (an "Environmental Report") has been delivered to the Buyer, and to Seller's knowledge there is no material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such Environmental Report disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance, (ii) the related Mortgagor was required either to provide additional security and/or to obtain an operations and maintenance plan or (iii) the related Mortgagor provided evidence that applicable federal, state or local governmental authorities would not take any action, or require the taking of any action, in respect of such condition or circumstance. The related Purchased Loan Documents contain provisions pursuant to which the related borrower or a principal of such borrower has agreed to indemnify the mortgagee for damages resulting from violations of any applicable Environmental Laws.

         13. Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures a Purchased Loan and that was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements.

         14. Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy issued by an insurer meeting the requirements of such Purchased Loan providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Purchased Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related Purchased Loan and the replacement cost (not allowing for depreciation) of the Mortgaged Property, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property (other than Manufactured Housing Communities); (c) a flood insurance policy (if any portion of the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards) and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the Mortgagee as an additional insured and that requires at least thirty days' (in the case of termination or cancellation other than for nonpayment of premiums) and at least ten days' (in the case of termination or cancellation for nonpayment of premiums) prior notice to the holder of the Mortgage, and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Other than as set forth in paragraph 17(h) hereof, each Mortgage provides that casualty insurance proceeds will be applied either to the restoration or repair of the related Mortgaged Property or to the reduction or defeasance of the principal amount of the Purchased Loan.

         15. Taxes and Assessments. There are no delinquent or unpaid taxes or assessments (including assessments payable in future installments), or other outstanding charges affecting any Mortgaged Property which are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest and/or penalties would be first payable thereon.

         16. Mortgagor Bankruptcy. To Seller's actual knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

         17. Leasehold Estate. Each Mortgaged Property consists of the related Mortgagor's fee simple estate in real estate or, if the related Purchased Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"). With respect to any Purchased Loan secured by a Ground Lease but not by the related Fee Interest:

         a. Such Ground Lease or a memorandum thereof has been duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) permits the current use of the Mortgaged Property and permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely effect the security provided by the related Mortgage by limiting in any way its current use; and there has been no material change in the payment terms of such Ground Lease since the origination or acquisition of the related Purchased Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

         b. The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

         c. The Mortgagor's interest in such Ground Lease is assignable to the Buyer and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Purchase
              Date) and, in the event that it is so assigned, is further assignable by the Buyer and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

         d. Such Ground Lease is in full force and effect, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

         e. Such Ground Lease, or an estoppel letter or other agreement, (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the mortgagee, provided that the mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease to the extent such Ground Lease requires such notice, (B) further provides that no notice of termination given under such Ground Lease (including rejection of such Ground Lease in a bankruptcy proceeding) is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease;

         f. A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

         g. Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the stated maturity date of the related Purchased Loan;

         h. Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award other than in respect of a total loss will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a Buyer appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender for conduit programs), or to the payment or defeasance of the outstanding principal balance of the Purchased Loan together with any accrued interest thereon;

         i. Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located; and

         j. Such Ground Lease provides, or the lessor has otherwise agreed, that such Ground Lease may not be amended or modified without the prior written consent of the mortgagee under such Purchased Loan.

         18. Escrow Deposits. All escrow deposits and payments relating to each Purchased Loan that are, as of the Purchase Date required to be deposited or paid have been so deposited or paid.

         19. LTV Ratio. The gross proceeds of each Purchased Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Purchased Loan and either: (a) such Purchased Loan is secured by an interest in real property having a fair market value (i) at the date the Purchased Loan was originated at least equal to 80 percent of the original principal balance of the Purchased Loan or (ii) at the Purchase Date at least equal to 80 percent of the principal balance of the Purchased Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Purchased Loan and (y) a proportionate amount of any lien that is in parity with the Purchased Loan (unless such other lien secures a Purchased Loan that is cross-collateralized with such Purchased Loan, in which event the computation described in clauses
(a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Purchased Loans; or (b) substantially all the proceeds of such Purchased Loan were used to acquire, improve or protect the real property which served as the only security for such Purchased Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

         20. Advancement of Funds by the Seller. The Seller has not and, to the Seller's actual knowledge, no other holder of a Purchased Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Purchased Loan.

         21. No Mechanics' Liens. As of the date of the Mortgage, and to the actual knowledge of the Seller as of the Purchase Date, each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein or otherwise bonded.

         22. Compliance with Usury Laws. Each Purchased Loan complied with, or is exempt from, all applicable usury laws in effect at its date of origination.

         23. Cross-collateralization; Cross-default. No Purchased Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Purchased Loans.

         24. Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon payment in full or defeasance of all amounts due under the related Purchased Loan. The Mortgages relating to those Purchased Loans identified on the Purchased Loan Schedule require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and (b) except where the portion of the Mortgaged Property permitted to be released was not considered by the Seller to be material in the underwriting of the Purchased Loan, either (1) the payment of a release price set forth therein and prepayment consideration in connection therewith or (2) the partial defeasance of such Purchased Loan.

         No Purchased Loan permits the release or substitution of collateral if such release or substitution (a) would create a "significant modification" of such Purchased Loan within the meaning of Treas. Reg. ss.1.1001 3 or (b) would cause such Purchased Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (without regard to clauses (A)(i) or (A)(ii) thereof).

         25. No Equity Participation or Contingent Interest. No Purchased Loan contains any equity participation by the lender or provides for negative amortization or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

         26. No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Purchased Loan, in any such case to the extent the same materially and adversely affects the value of the Purchased Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of paragraphs 3, 7, 12, 14, 15 and 17 of this Exhibit VI.

         27. Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where each Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property complies with applicable zoning laws and ordinances, or constitutes a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property as determined by the appraisal performed at origination.

         28. Junior Liens. None of the Purchased Loans permits the related Mortgaged Property to be encumbered by any lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To Seller's knowledge, none of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage. Each Purchased Loan contains a "due on sale" clause that provides for the acceleration of the payment of the unpaid principal balance of the Purchased Loan if, without the prior written consent of the holder of the Purchased Loan, the related Mortgaged Property is transferred or sold.

         29. Actions Concerning Purchased Loans. To the knowledge of the Seller, there are no actions, suits or proceedings pending or threatened before any court, administrative agency or arbitrator concerning any Purchased Loan or related Mortgagor or Mortgaged Property that might adversely affect title to the Purchased Loan or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Purchased Loan or the use for which the premises were intended.

         30. Servicing. The servicing and collection practices used by the Seller have been in all material respects legal, proper and prudent and have met customary industry standards for servicing of commercial Purchased Loans similar to the Purchased Loans in question.

         31. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Purchased Loan, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

         32. Assisted Living Facility Regulation. If any Mortgaged Property is operated as an assisted living facility, to the Seller's knowledge, (a) the related Mortgagor and operator, if different, is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property and (b) if the operator of the Mortgaged Property participates in Medicare or Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

         33. Non-Recourse Exceptions. The Purchased Loan Documents for each Purchased Loan provide that such Purchased Loan constitutes the non-recourse obligations of the related obligor thereon except that either (i) such provision does not apply in the case of fraud by the Mortgagor or (ii) such documents provide that the Mortgagor shall be liable to the holder of the Purchased Loan for losses incurred as a result of fraud by the Mortgagor.

         34. Single Purpose Entity. The Mortgagor on each Purchased Loan with an outstanding principal balance in excess of $5,000,000, was, as of the origination of the Purchased Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more Mortgaged Properties securing the Purchased Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Purchased Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage or the other related Purchased Loan documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity, separate and apart from any other person.

         Each borrower of a Purchased Loan in excess of $10,000,000 is an entity which has represented in connection with the origination of the Purchased Loan, or whose organizational documents as of the date of origination of the Purchased Loan, provided that so long as the Purchased Loan is outstanding it will have at least one independent director, manager or executive committee member.

         35. Separate Tax Parcels. To Seller's actual knowledge, each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related title insurance policy.

         36. Operating or Financial Statement. The related Purchased Loan Documents require the related borrower to furnish to the mortgagee at least annually an operating statement with respect to the related Mortgaged Property.

         37. Purchased Loan Modifications. Any Purchased Loan that was "significantly modified" prior to the Purchase Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default or reasonably foreseeable default of such Purchased Loan or (b) satisfies the provisions of either clause (a)(i) of paragraph 19 (substituting the date of the last such modification for the date the Purchased Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

         38. Inspections. The Seller (or if the Seller is not the originator, the originator of the Purchased Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Purchased Loan.

         39. Defeasance. Each Purchased Loan containing provisions for defeasance of mortgage collateral either (i) requires the prior written consent of, and compliance with the conditions set by, the holder of the Purchased Loan, or (ii) requires that (A) defeasance may not occur prior to the time permitted by applicable "real estate mortgage investment conduit" rules and regulations (if applicable), (B) the replacement collateral consist of U.S. governmental securities in an amount sufficient to make all scheduled payments under the Mortgage Note when due, (C) independent public accountants certify that the collateral is sufficient to make such payments, (D) counsel provide an opinion that the Buyer has a perfected security interest in such collateral prior to any other claim or interest, and (E) all costs and expenses arising from the defeasance of the mortgage collateral shall be borne by the borrower.

                         REPRESENTATIONS AND WARRANTIES
                    REGARDING EACH INDIVIDUAL PURCHASED LOAN
              NOT SECURED BY A MORTGAGE WHICH IS A MEZZANINE LOAN
          SECURED BY A PLEDGE OF THE ENTIRE EQUITY OWNERSHIP INTEREST
            OR A PREFERRED EQUITY OWNERSHIP INTEREST, IN EACH CASE,
                             IN AN ENTITY THAT OWNS
                      A MULTIFAMILY OR COMMERCIAL PROPERTY

         With respect to each Purchased Loan of the type described in clauses
(iii)(b) and (iv)(b) of the definition of Eligible Loan (except a loan secured by a second lien on multifamily or commercial property, which is described in Representations and Warranties Regarding Each Individual Purchased Loan Secured by a Mortgage set forth in this Exhibit VI), the Seller represents and warrants on each Purchase Date as follows, other than as set forth on the exception report provided to Buyer in accordance with the Agreement:

         (1) Purchased Loan Information. The information set forth in the Purchased Loan Schedule is complete, true and correct in all material respects.

         (2) No Default or Dispute Under Purchased Loan Documents. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Purchased Loan, in any such case to the extent the same materially and adversely affects the value of the Purchased Loan and the related underlying real property.

         (3) No Offsets, Defenses or Counterclaims. There is no valid offset, defense or counterclaim to such Purchased Loan.

         (4) Equity Pledges. With respect to each Purchased Loan which is a Mezzanine Loan only, the pledge of ownership interests securing such Purchased Loan relates to all direct or indirect equity or ownership interests in the underlying real property owner (so that, except for the equity interests pledged to Seller, there are no direct or indirect equity or ownership interests in underlying real property owner or in any constituent entity) and has been fully perfected in favor of Seller as mezzanine lender.

         (5) Lockbox. The lockbox administrator, if any, is not an Affiliate of Seller.

         (6) Enforceability. The Purchased Loan Documents have been duly and properly executed by the parties thereto, and each is the legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Purchased Loan is not usurious. Seller has fully and validly perfected all security interests created or intended to be created pursuant to the Purchased Loan Documents.

         (7) Waivers and Modifications. The terms of the related Purchased Loan Documents have not been impaired, waived, altered or modified in any material respect (other than by a written instrument which is included in the related Purchased Loan File).

         (8) Valid Assignment. The assignment of Purchased Loan constitutes the legal, valid and binding assignment of such Purchased Loan from Seller to or for the benefit of Buyer. No consent or approval by any third party is required for any such assignment of such Purchased Loan, for Buyer's exercise of any rights or remedies under the assignment of Purchased Loan, or for Buyer's sale or other disposition of such Purchased Loan if Buyer acquires title thereto, other than consents and approvals which have been obtained. No third party (including underlying real property owner and underlying real property mortgagee) holds any "right of first refusal," "right of first negotiation," "right of first offer," purchase option, or other similar rights of any kind on account of the occurrence of any of the foregoing. No other impediment exists to any such transfer.

         (9) Certain Representations and Warranties. To the Seller's actual knowledge, all representations and warranties in the Purchased Loan Documents and in the underlying real property mortgage documents are true and correct in all material respects.

         (10) Parties Authorized. To the extent required under applicable law as of the Purchase Date, each party to the Purchased Loan Documents was authorized to do business in the jurisdiction in which the related underlying real property is located at all times when it held the Purchased Loan to the extent necessary to ensure the validity and enforceability of such Purchased Loan.

         (11) No Advances of Funds. No party to the Purchased Loan Documents has advanced funds on account of any default under the Purchased Loan or under the underlying real property mortgage documents.

         (12) Servicing. The servicing and collection practices used by Seller for the Purchased Loan have complied with applicable law in all material respects and are consistent with those employed by prudent servicers of comparable Purchased Loans.

         (13) No Assignment. Seller has not effectuated any transfer, sale, assignment, hypothecation, or other conveyance of any of its rights and obligations under any Purchased Loan Document, except in connection with the Agreement.

         (14) No Bankruptcy. To Seller's actual knowledge, none of the following parties is a debtor in any state or federal bankruptcy or insolvency proceeding: Seller; underlying real property owner; or underlying real property mortgagee.

                         REPRESENTATIONS AND WARRANTIES
                    REGARDING EACH INDIVIDUAL PURCHASED LOAN
                    WHICH IS A JUNIOR PARTICIPATION INTEREST
               (OR JUNIOR OR "B" NOTE) IN A PERFORMING COMMERCIAL
                    MORTGAGE LOAN SECURED BY A FIRST LIEN ON
                      A MULTIFAMILY OR COMMERCIAL PROPERTY
                      ------------------------------------

         With respect to each Purchased Loan of the type described in clauses
(iii)(a) or (iv)(a) of the definition of Eligible Loan, the Seller represents and warrants on each Purchase Date as follows, other than as set forth on the exception report provided to Buyer in accordance with the Agreement.

         (1) Purchased Loan Information. The information set forth in the Purchased Loan Schedule is complete, true and correct in all material respects.

         (2) No Default or Dispute Under Purchased Loan Documents. There exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Purchased Loan, in any such case to the extent the same materially and adversely affects the value of the Purchased Loan and the related underlying real property.

         (3) No Offsets, Defenses or Counterclaims. There is no valid offset, defense or counterclaim to such Purchased Loan.

         (4) Lockbox. The lockbox administrator, if any, is not an Affiliate of Seller.

         (5) Enforceability. The Purchased Loan Documents have been duly and properly executed by the parties thereto, and each is the legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Purchased Loan is not usurious. Seller has fully and validly perfected all security interests created or intended to be created pursuant to the Purchased Loan Documents.

         (6) Waivers and Modifications. The terms of the related Purchased Loan Documents have not been impaired, waived, altered or modified in any material respect (other than by a written instrument which is included in the related Purchased Loan File).

         (7) Valid Assignment. The assignment of Purchased Loan constitutes the legal, valid and binding assignment of such Purchased Loan from Seller to or for the benefit of Buyer. No consent or approval by any third party is required for any such assignment of such Purchased Loan, for Buyer's exercise of any rights or remedies under the assignment of Purchased Loan, or for Buyer's sale or other disposition of such Purchased Loan if Buyer acquires title thereto, other than consents and approvals which have been obtained. No third party (including underlying real property owner and underlying real property mortgagee) holds any "right of first refusal," "right of first negotiation," "right of first offer," purchase option, or other similar rights of any kind on account of the occurrence of any of the foregoing. No other material impediment exists to any such transfer.

         (8) Certain Representations and Warranties. To the Seller's knowledge, all representations and warranties in the Purchased Loan Documents and in the underlying documents for the performing commercial mortgage loan secured by a first lien on a multifamily or commercial property to which such Purchased Loan relates are true and correct in all material respects.

         (9) Parties Authorized. To the extent required under applicable law as of the Purchase Date, each party to the Purchased Loan Documents was authorized to do business in the jurisdiction in which the related underlying real property is located at all times when it held the Purchased Loan to the extent necessary to ensure the validity and enforceability of such Purchased Loan.

         (10) No Advances of Funds. No party to the Purchased Loan Documents has advanced funds on account of any default under the Purchased Loan or under the underlying real property mortgage documents.

         (11) Servicing. The servicing and collection practices used by Seller for the Purchased Loan have complied with applicable law in all material respects and are consistent with those employed by prudent servicers of comparable Purchased Loans.

         (12) No Assignment. Seller has not effectuated any transfer, sale, assignment, hypothecation, or other conveyance of any of its rights and obligations under any Purchased Loan Document, except in connection with the Agreement.

         (13) No Bankruptcy. To Seller's actual knowledge, none of the following parties is a debtor in any state or federal bankruptcy or insolvency proceeding: Seller; underlying real property owner; or underlying real property mortgagee.

                                                                    EXHIBIT VII

                             COLLATERAL INFORMATION
                             ----------------------


Loan ID #:
Borrower Name:
Borrower Address:
Borrower City:
Borrower State:
Borrower Zip Code:
Recourse?
Guaranteed?
Related Borrower Name(s):
Original Principal Balance:
Note Date:
Loan Date:
Loan Type (e.g. fixed/arm):
Current Principal Balance:
Current Interest Rate (per annum):
Paid to date:
Annual P&I:
Next Payment due date:
Index (complete whether fixed or arm):
Gross Spread/Margin (complete whether fixed or arm):
Life Cap:
Life Floor:
Periodic Cap:
Periodic Floor:
Rounding Factor:
Lookback (in days):
Interest Calculation Method (e.g., Actual/360):
Interest rate adjustment frequency:
P&I payment frequency:
First P&I payment due:
First interest rate adjustment date:
First payment adjustment date:
Next interest rate adjustment date:
Next payment adjustment date:
Conversion Date:
Converted Interest Rate Index:
Converted Interest Rate Spread:
Maturity date:
Loan term:
Amortization term:
Hyper-Amortization Flag:
Hyper-Amortization Term:
Hyper-Amortization Rate Increase:
Balloon Amount:
Balloon LTV:
Prepayment Penalty Flag:
Prepayment Penalty Text:
Lockout Period:
Lien Position:
Fee/Leasehold:
Ground Lease Expiration Date:
Property Name:
Property Address:
Property City:
Property Zip Code:
Property Type (General):
Property Type (Specific):
Cross-collateralized (Yes/No)*:
Property Size:
Year built:
Year renovated:
Actual Average Occupancy:
Occupancy Rent Roll Date:
Underwritten Average Occupancy:
Largest Tenant:
Largest Tenant SF:
Largest Tenant Lease Expiration:
2nd Largest Tenant:
2nd Largest Tenant SF:
2nd Largest Tenant Lease Expiration:
3rd Largest Tenant:
3rd Largest Tenant SF:
3rd Largest Tenant Lease Expiration:
Underwritten Average Rental Rate/ADR:
Underwritten Vacancy/Credit Loss:
Underwritten Other Income:
Underwritten Total Revenues:
Underwritten Replacement Reserves:
Underwritten Management Fees:
Underwritten Franchise Fees:
Underwritten Total Expenses:
Underwritten Leasing Commissions:
Underwritten Tenant Improvement Costs:
Underwritten NOI:
Underwritten NCF:
Underwritten Debt Service Constant:
Underwritten DSCR at NOI:
Underwritten DSCR at NCF:
Underwritten NOI Period End Date:
Hotel Franchise:
Hotel Franchise Expiration Date:
Appraiser Name: (if Applicable)
Appraised Value: (if Applicable)
Appraisal Date: (if Applicable)
Appraisal Cap Rate: (if Applicable)
Appraisal Discount Rate: (if Applicable)
Underwritten LTV:
Environmental Report Preparer:
Environmental Report Date:
Environmental Report Issues:
Architectural and Engineering Report Preparer:
Architectural and Engineering Report Date:
Deferred Maintenance Amount:
Ongoing Replacement Reserve Requirement per A&E Report:
Immediate Repairs Escrow % (e.g. 125%):
Replacement Reserve Annual Deposit:
Replacement Reserve Balance:
Tenant Improvement/Leasing Commission Annual Deposits:
Tenant Improvement/Leasing Commission Balance:
Taxes paid through date:
Monthly Tax Escrow:
Tax Escrow Balance:
Insurance paid through date:
Monthly Insurance Escrow:
Insurance Escrow Balance:
Reserve/Escrow Balance as of Date:
Probable Maximum Loss %:
Covered by Earthquake Insurance (Yes/No):
Number of times 30 days late in last 12 months:
Number of times 60 days late in last 12 months:
Number of times 90 days late in last 12 months:
Servicing Fee:
Notes:

_____________________

* If yes, give property information on each property covered and in aggregate as appropriate. Loan ID'

                                                                   EXHIBIT VIII

                               ADVANCE PROCEDURE
                               -----------------

         Final Approval of New Collateral Which is an Eligible
Security/Preliminary Approval of New Collateral Which is an Eligible Loan.

                  (a) Seller may, from time to time, submit to Buyer a Preliminary Due Diligence Package for Buyer's review and approval in order to enter into a Transaction with respect to any New Collateral that Seller proposes to be included as Collateral under the Agreement.

                  (b) Upon Buyer's receipt of a complete Preliminary Due Diligence Package, Buyer, within two (2) Business Days, shall have the right to request, in Buyer's good faith business judgment, additional diligence materials and deliveries that Buyer shall specify on a Supplemental Due Diligence List. Upon Buyer's receipt of all of the Diligence Materials or Buyer's waiver thereof, Buyer, within two (2) Business Days (in the case of an Eligible Security) or five (5) Business Days and following receipt of internal credit approval (in the case of an Eligible Loan), shall either (i) notify Seller of the Purchase Price and the Market Value for the New Collateral or (ii) deny, in Buyer's sole and absolute discretion, Seller's request for a Transaction. Buyer's failure to respond to Seller within two (2) or five (5) Business Days, as applicable, shall be deemed to be a denial of Seller's request for an Advance, unless Buyer and Seller have agreed otherwise in writing. With respect to a Transaction involving an Eligible Loan or Eligible Security to be purchased by Buyer in a currency other than United States Dollars, Seller shall give Buyer irrevocable notice of sale of such Eligible Loan or Eligible Security at least one (1) Business Day in advance of the related Purchase Date as set forth in Section 3(a) of Annex I.

         Final Approval of New Collateral which is an Eligible Loan. Upon Buyer's notification to Seller of the Purchase Price and the Market Value for any New Collateral which is an Eligible Loan, Seller shall, if Seller desires to enter into a Transaction with respect to such New Collateral, satisfy the conditions set forth below (in addition to satisfying the Transaction Conditions Precedent to obtaining each advance) as a condition precedent to Buyer's approval of such New Collateral as Collateral, all in a manner reasonably satisfactory to Buyer and pursuant to documentation reasonably satisfactory to Buyer:

                  (a) Delivery of Purchased Loan Documents. Seller shall deliver to Buyer: (i) with respect to New Collateral that is Pre-Existing Collateral, each of the Purchased Loan Documents, except Purchased Loan Documents that Seller expressly and specifically disclosed in Seller's Preliminary Due Diligence Package were not in Seller's possession; and (ii) with respect to New Collateral that is Originated Collateral, each of the Purchased Loan Documents.

                  (b) Environmental and Engineering. Buyer shall have received a "Phase 1" (and, if necessary, "Phase 2") environmental report, an asbestos survey, if applicable, and an engineering report, each in form reasonably satisfactory to Buyer, by an engineer or environmental consultant reasonably approved by Buyer.

                  (c) Appraisal. Buyer shall have received either an appraisal approved by Buyer (or a Draft Appraisal), each by an MAI appraiser or (in relation to an English Loan) a valuation by a suitably qualified valuer on the basis of the then current Statements of Asset Valuation Practice and Guidance Notes issued by the Royal Institution of Chartered Surveyors. If Buyer receives only a Draft Appraisal prior to entering into a Transaction, Seller shall deliver an appraisal approved by Buyer by an MAI appraiser or (in relation to an English
         Loan) a valuation by a suitably qualified valuer on the basis of the then current Statements of Asset Valuation Practice and Guidance Notes issued by the Royal Institution of Chartered Surveyors on or before thirty (30) days after the Purchase Date.

                  (d) Insurance. Buyer shall have received certificates or other evidence of insurance demonstrating insurance coverage in respect of the Mortgaged Property of types, in amounts, with insurers and otherwise in compliance with the terms, provisions and conditions set forth in the Purchased Loan Documents. Such certificates or other evidence shall indicate that Seller will be named as an additional insured as its interest may appear and shall contain a loss payee endorsement in favor of such additional insured with respect to the policies required to be maintained under the Purchased Loan Documents.

                  (e) Survey. Buyer shall have received all surveys of the Mortgaged Property that are in Seller's possession.

                  (f) Lien Search Reports. Buyer or Buyer's counsel shall have received, as reasonably requested by Buyer, satisfactory reports of UCC, tax lien, judgment and litigation searches and title updates conducted by search firms and/or title companies acceptable to Buyer with respect to the Eligible Loan, Mortgaged Property, Seller and Mortgagor, such searches to be conducted in each location Buyer shall reasonably designate or (in relation to an English Loan) office copy entries of each title to a Mortgaged Property which are not less than 6 months old (where the relevant property is registered at HM Land Registry) or relevant Land Charges Searches (where the relevant property is not registered at HM Land Registry).

                  (g) Opinions of Counsel. Buyer shall have received copies of all legal opinions in the Seller's possession with respect to the Eligible Loan which shall be in form and substance reasonably satisfactory to Buyer.

                  (h) Additional Real Estate Matters. Seller shall have delivered to Buyer to the extent in Seller's possession such other real estate related certificates and documentation as may have been requested by Buyer, such as: (i) certificates of occupancy issued by the appropriate Governmental Authority and either letters certifying that the Mortgaged Property is in compliance with all applicable zoning laws issued by the appropriate Governmental Authority or evidence that the related Title Policy includes a zoning endorsement and (ii) abstracts of all leases in effect at the Mortgaged Property and estoppel certificates, in form and substance acceptable to Buyer, from any ground lessor and from any tenant that occupies 7.5% or more of the rentable space at the Mortgaged Property, and in any event from tenants whose occupancies aggregate not less than 70% of the occupied rentable square footage at the Mortgaged Property.

                  (i) Other Documents. Buyer shall have received such other documents as Buyer or its counsel shall reasonably deem necessary.

Within two (2) Business Days of Seller's satisfaction of all of the conditions enumerated in clauses (a) through (i) above, Buyer shall either (i) if the Purchased Loan Documents with respect to the New Collateral are not reasonably satisfactory in form and substance to Buyer, notify Seller that Buyer has not approved the New Collateral as Collateral or (ii) notify Seller that Buyer has approved the New Collateral as Collateral. Buyer's failure to respond to Seller within two (2) Business Days shall be deemed to be a denial of Seller's request that Buyer approve the New Collateral, unless Buyer and Seller have agreed otherwise in writing.

                                                                     EXHIBIT IX

                           FORM OF REDIRECTION LETTER
                           --------------------------

                             [Letterhead of Seller]


                               [__________], 2004

[Borrower Name]
[Address]

         Re:      [__________]

To Whom It May Concern:

         [__________] has transferred all of its interest in the Loan to Anthracite Funding, LLC, ("Anthracite"), and, accordingly, Anthracite is now your lender with regard to the Loan. All notices, demands and requests to be given to the lender under the documents evidencing, securing and/or governing the Loan shall be sent to the following address (until such address for notice is changed in accordance with the Loan documents):

                           Anthracite Funding, LLC
                           40 East 52nd Street
                           New York, New York 10022
                           Attn:  Richard Shea

                           with a copy to:

                           [                     ]

         All payments to be made to Anthracite under the Loan shall be made by wire transfer in accordance with the following instructions:

                           [__________]
                           ABA No. [__________]
                           Account No. [__________]
                           Account Name:  Anthracite Funding, LLC subject to
                                          the security interest of Deutsche
                                          Bank AG, Cayman Islands Branch
                           Reference:  [__________]

         Please feel free to call [_________] at (___) [___-____]
should you have any questions or concerns.


         Thank you.

                                        [__________], a [__________] corporation


                                        By:


                                           Its:


                                        ANTHRACITE FUNDING, LLC, a Delaware
                                        limited liability company

                                        By:    Anthracite Capital, Inc., a
                                               Maryland corporation, its
                                               sole member


                                               By: _________________________
                                               Name: _______________________
                                               Title: ______________________